EXHIBIT 4




                              COLLATERAL AGREEMENT


                                     Among


                       AT&T BROADBAND CSC HOLDINGS, INC.


                                  As Pledgor,



                   THE BANK OF NEW YORK, As Collateral Agent


                                      and



                           EQUITY SECURITIES TRUST I

                                  Dated as of


                                October 23, 2001


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     The following Table of Contents has been inserted for convenience of reference only and does not constitute a part of the Collateral Agreement.


                               TABLE OF CONTENTS

SECTION

1.       The Security Interests................................................1

2.       Definitions...........................................................2

3.       Representations and Warranties of the Pledgor.........................6

4.       Representations and Warranties of the Collateral Agent................7

5.       Certain Covenants of the Pledgor......................................8

6.       Administration of the Collateral and Valuation of the Securities......9

7.       Income and Voting Rights on Collateral...............................14

8.       Remedies upon Events of Default......................................15

9.       The Collateral Agent.................................................17

10.      Miscellaneous........................................................20

11.      Termination of Collateral Agreement..................................21

12.      No Personal Liability of Trustees....................................21

Exhibit A - Certificate for Substituted Collateral

Exhibit B - Certificate for Additional Government Securities

Exhibit C - Certificate for Additional Collateral

                              COLLATERAL AGREEMENT

     THIS COLLATERAL AGREEMENT (the "Agreement"), dated as of October 23, 2001, among AT&T Broadband CSC Holdings, Inc., a corporation organized under the laws of the State of Delaware, (the "Pledgor"), The Bank of New York, a New York banking corporation, as collateral agent (the "Collateral Agent") hereunder for the benefit of Equity Securities Trust I, a statutory business trust organized under the Business Trust Act of the State of Delaware (such trust and the trustees thereof acting in their capacity as such being referred to herein as the "Trust"), and the Trust;

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Forward Contract Agreement (the "Forward Contract"), dated as of the date hereof, between Pledgor and the Trust, the Pledgor has agreed to deliver and the Trust has agreed to acquire Cablevision NY Group Class A common stock, or the cash value thereof, $.01 par value, of Cablevision Systems Corporation, a Delaware corporation (the "Company"), subject to the terms and conditions of the Forward Contract; and

     NOW, THEREFORE, to secure the performance by the Pledgor of its obligations under the Forward Contract and to secure the observance and performance of the covenants and agreements contained herein and in the Forward Contract, the parties hereto agree as follows:

     1. The Security Interests.

     In order to secure the observance and performance of the covenants, agreements and obligations contained herein and in the Forward Contract:

     (a) Security Interests. The Pledgor hereby grants and pledges unto the Collateral Agent, as agent of and for the benefit of the Trust, a security interest in and to, and a lien upon and right of set-off against, all of Pledgor's right, title and interest in and to (i) the Pledged Items described in paragraphs (b) and (c); (ii) all additions to and substitutions for such Pledged Items; (iii) (subject to the remittance of certain payments upon satisfaction of the conditions specified in Section 7(a) hereof) all income, proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter from or in connection with the Pledged Items (whether such proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the Pledgor with respect to the Pledgor); and (iv) all powers and rights now owned or hereafter acquired under or with respect to the Pledged Items (such Pledged Items, additions, substitutions, income, proceeds, collections, powers and rights being herein collectively called the "Collateral"). The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the New York Uniform Commercial Code, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

     (b) Firm Payment Date. At the Firm Payment Date, the Pledgor shall deliver to the Collateral Agent in pledge hereunder one or more certificates in registered form representing in the aggregate 20,991,124 shares of Common Stock, indorsed in blank or in the


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name of the Collateral Agent for the benefit of the Trust (together with all signature guarantees and other documents necessary to permit the Collateral Agent to effect the re-registration of such Common Stock without further action by the Pledgor) or, if such Common Stock is not issuable in certificated form but is held in book entry form by The Depository Trust Company, the Pledgor shall transfer such number of shares of Common Stock to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company.

     (c) Extension of Exchange Date. Prior to, or simultaneously with Pledgor's election to extend the Exchange Date pursuant to Section 1.3(f) of the Forward Contract, the Pledgor shall deliver to the Collateral Agent in pledge hereunder Additional Government Securities meeting the requirements of Section 1.3(f) of the Forward Contract.

     2. Definitions.

     Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Forward Contract. Capitalized terms used herein shall have the meanings as follows:

     "Additional Government Securities" means collateral that must be pledged to the Collateral Agent in connection with the Pledgor's election to extend the Exchange Date and, consisting of U.S. Government Securities which through the scheduled payment of principal and interest in accordance with their terms will provide, not later than one Business Day before the extended Exchange Date, money in an amount not less than the Extension Amount.

     "Authorized Representative" of the Pledgor means any trustee, officer or other representative as to whom Pledgor shall have delivered notice to the Collateral Agent that such trustee or other representative is authorized to act hereunder on behalf of Pledgor.

     "Business Day" means any day except a Saturday, Sunday or other day on which banking institutions in New York City are authorized or obligated by law or regulation to close or a day on which the New York Stock Exchange, Inc. is closed.

     "Cash Delivery Obligations" means, at any time (A) if no Adjustment Event shall have occurred prior to such time, zero, and (B) from and after the occurrence of any Adjustment Event, (i) the Firm Share Base Amount plus the Additional Share Base Amount (if any) multiplied by (ii) the Transaction Value of any property other than Reported Securities received by the Pledgor in such Adjustment Event, multiplied successively by each number by which the Exchange Rate shall have been multiplied on or prior to the Adjustment Event pursuant to the adjustments provided for under Section 6.1 of the Forward Contract; provided, however, that upon the occurrence of an Adjustment Event in connection with which holders of Common Stock receive consideration other than Reported Securities with a Transaction Value of 25% or more of the Aggregate Transaction Value for such Adjustment Event, then the Cash Delivery Obligations shall be zero.

     "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit with maturities of six months or less from the date of the acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (ii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and (vi) money market funds at least 95% of the assets of which constitute Cash equivalents of the kinds described in clauses
(i)-(v) of this definition.

     "Collateral" has the meaning specified in Section 1(a).

     "Collateral Agent" means the financial institution identified as such in the preliminary paragraph hereof, or any successor appointed in accordance with
Section 9.

     "Collateral Agreement" means this Collateral Agreement and any exhibits hereto.

     "Collateral Event of Default" has the meaning specified in Section 6(e).

     "Collateral Requirement" means, as of any date and with respect to: (i) any Common Stock, 100%; (ii) any Reported Securities, 100%; (iii) any U.S. Government Securities or Cash Equivalents pledged in respect of Cash Delivery Obligations, 105%; (iv) any other U.S. Government Securities or Cash Equivalents (other than Additional Government Securities), 150%, provided that upon and after any failure to cure an Insufficiency Determination by 4:00 p.m. New York City time on the Business Day following telephonic notice of such Insufficiency Determination as described in Section 6(e), which insufficiency shall be continuing on such Business Day, the Collateral Requirement relating to any U.S. Government Securities or Cash Equivalents (other than (i) Additional Government Securities and (ii) U.S. Government Securities or Cash Equivalents pledged in respect of Cash Delivery Obligations) shall be 200%; and
(v) any Additional Government Securities, 100%. The portion of any pledged U.S. Government Securities or Cash Equivalents that shall be deemed at any time to be in respect of Cash Delivery Obligations shall be as provided in Section 6(e).

     "Common Stock" means the Cablevision NY Group Class A common stock of Cablevision Systems Corporation, par value $.01 per share.

     "Delivery Date" has the meaning specified in Section 8(a).

     "Eligible Collateral" means (i) Common Stock, (ii) U.S. Government Securities, (iii) Cash Equivalents, (iv) from and after Pledgor's election to extend the Exchange Date pursuant to Section 1.3(f) of the Forward Contract, Additional Government Securities, and (v) from and after any Adjustment Event, Reported Securities, provided, in each case, that (A) the Pledgor has good and marketable title thereto, free of all Liens (other than the Liens created by this Collateral Agreement) and Transfer Restrictions except as contemplated by
Section 3(e) and (B) the Collateral Agent has a valid, first priority perfected security interest therein and first lien thereon, and provided further that to the extent the number of shares of Common Stock or


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


Reported Securities pledged hereunder exceeds at any time the Maximum Deliverable Number thereof, such excess shares shall not be Eligible Collateral.

     "Event of Default" means the occurrence of: (i) an event described in clause (a) or (b) of Article VII of the Forward Contract, (ii) a Collateral Event of Default, (iii) a failure by Pledgor to have caused the Collateral to meet the requirements described in Section 5(d), (iv) if an Adjustment Event shall have occurred prior to the Exchange Date, failure by Pledgor to cause to be delivered to the Trust on the Exchange Date the consideration then required to be delivered pursuant to Section 6.2 of the Forward Contract or (v) if Pledgor shall have exercised its Cash Delivery Option, a failure by the Pledgor to deliver cash on the Exchange Date in the amount required under Section 1.3(d) of the Forward Contract.

     "Ineligible Collateral" means Collateral that does not constitute "Eligible Collateral".

     "Insufficiency Determination" has the meaning specified in Section 6(e).

     "Lien" means any lien, mortgage, security interest, pledge, charge or encumbrance of any kind.

     "Market Value" means, as of any date: (a) with respect to any Common Stock (except as otherwise provided in Section 6(e)(2)), the Closing Price of the Common Stock on such date; (b) with respect to any U.S. Government Security,
(x)(i) the average unit bid price for such security on the Trading Day prior to such date as published in the New York edition of The Wall Street Journal or The New York Times or, if not so published, (ii) the lower bid price quoted (which quotation shall be evidenced in writing) on such date (or if such date is not a Trading Day, on the preceding Trading Day) by either of two nationally recognized dealers making a market in such security which are members of the National Association of Securities Dealers, Inc. multiplied by (y) the number of such units comprised in the outstanding principal amount of such U.S. Government Security; (c) with respect to any unit of Reported Securities, the Closing Price thereof on such date; provided that the "Market Value" of any Ineligible Collateral shall be zero; and (d) with respect to any Cash Equivalent, the face value of such instrument.

     "Maximum Deliverable Number" means, on any date, with respect to the Common Stock, the product of the Firm Share Base Amount plus the Additional Share Base Amount (if any), multiplied successively by each number by which the Exchange Rate shall have been multiplied on or prior to such date pursuant to the adjustments provided for under Article VI of the Forward Contract. The Maximum Deliverable Number of Reported Securities means, on any date, (i) the Firm Share Base Amount plus the Additional Share Base Amount (if any) multiplied by (ii) the number of Reported Securities received by the Pledgor in the Adjustment Event for each share of Common Stock, multiplied successively by each number by which the Exchange Rate shall have been multiplied on or prior to such date and after the date of such Adjustment Event pursuant to the adjustments provided for under Article VI of the Forward Contract.


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


     "Person" means an individual, a corporation, a partnership, an association, a limited liability company, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pledge Value" means, as of any date and with respect to any particular type of Collateral, an amount equal to the aggregate Market Value of such Collateral divided by the Collateral Requirement for such Collateral.

     "Pledge Value Requirement" means, as of any date, (a) the aggregate Market Value on such date of the Maximum Deliverable Number of shares of Common Stock or, from and after an Adjustment Event, Reported Securities, on such date plus
(b) from and after an Adjustment Event, the Cash Delivery Obligations plus (c) from and after the Pledgor's extension of the Exchange Date pursuant to Section 1.3(f) of the Forward Contract, the aggregate Market Value on such date of the Additional Government Securities.

     "Pledged Items" means, as of any date, any and all securities and instruments delivered by the Pledgor to be held by the Collateral Agent under this Collateral Agreement as Collateral, whether Eligible Collateral or Ineligible Collateral.

     "Prior Collateral" has the meaning specified in Section 6(b)(1).

     "Responsible Officer" means, when used with respect to the Collateral Agent, any vice president, assistant vice president, assistant treasurer or assistant secretary located in the division or department of the Collateral Agent responsible for performing the obligations of the Collateral Agent under this Collateral Agreement, or in any other division or department of the Collateral Agent performing operations substantially equivalent to those performed by such division or department pursuant hereto, or any other officer of the Collateral Agent or any successor Collateral Agent customarily performing functions similar to those performed by any of the aforesaid officers, and also means, with respect to any matter relating to this Collateral Agreement or the Collateral, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Transfer Restriction" means, with respect to any item of Collateral, any condition to or restriction on the ability of the holder thereof to sell, assign or otherwise transfer such item of Collateral to the Trust or to enforce the provisions thereof or of any document related thereto whether set forth in such item of Collateral itself or in any document related thereto, including, without limitation, (i) any requirement that any sale, assignment or other transfer or enforcement of such item of Collateral be consented to or approved by any Person, including, without limitation, the issuer thereof or any other obligor thereon, (ii) any limitations on the type or status, financial or otherwise, of any purchaser, pledgee, assignee or transferee of such item of Collateral, (iii) any requirement of the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document of any Person to the issuer of, any other obligor on or any registrar or transfer agent for, such item of Collateral, prior to the sale, pledge, assignment or other transfer or enforcement of such item of Collateral and (iv) any registration or qualification requirement for such item of Collateral pursuant to any federal or state securities law; provided that the required delivery of any assignment from the seller,


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


pledgor, assignor or transferor of such item of Collateral, together with any evidence of the corporate or other authority of such Person, shall not constitute a "Transfer Restriction."

     "Trustee" or "Trustees" means any trustee or trustees of the Trust identified on the signature pages hereto, or any successor as such trustee or trustees.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York.

     "U.S. Government Securities" means direct obligations of the United States of America that mature on a date that is one year or less from the date such obligations are pledged hereunder, but in any event prior to the Exchange Date (or the extended Exchange Date in the case of Additional Government Securities pledged in connection with an extension of the Exchange Date pursuant to
Section 1.3(f) of the Forward Contract).

     3. Representations and Warranties of the Pledgor.

     The Pledgor hereby represents and warrants to the Collateral Agent and the Trust that:

          (a) Power. The Pledgor has full power and authority to execute and deliver this Collateral Agreement and to perform and observe the provisions hereof;

          (b) Non-Contravention. The execution, delivery and performance by the Pledgor of this Collateral Agreement do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor. The Pledgor is not in default under any material agreement by which the Collateral may be bound and no litigation, arbitration or administrative proceedings are current or pending, which default, litigation, arbitration or administrative proceedings are material to the Collateral in the context of this Collateral Agreement.

          (c) Binding Effect. This Collateral Agreement constitutes a valid and binding agreement of the Pledgor enforceable against the Pledgor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

          (d) Solvency. The Pledgor is presently solvent and able to pay, and paying its debts as they become due, and anticipates that it will continue to be able to pay its debts as they become due for the foreseeable future.

          (e) No Transfer Restrictions. Except for (i) any legend with respect to restrictions pursuant to applicable federal and state securities laws on transfer of the Common Stock pledged by the Pledgor hereunder which appears on the certificates representing such Common Stock (and which (A) will not be applicable to the delivery of any such Common Stock to the Trust pursuant to the Forward Contract and this Agreement or to the delivery of any such Common Stock by the Trust to the holders of Equity Trust Securities pursuant to the Equity Trust Securities and (B) will be removed at


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


     the request of the Collateral Agent to the transfer agent for the Common Stock prior to any such delivery to the holders of Equity Trust Securities) and (ii) any restrictions on the Common Stock pursuant to the Stockholders Agreement, dated as of March 4, 1998, as amended by the Letter Agreements dated August 8, 2001, September 10, 2001 and October 5, 2001 (which such Agreement, as amended, shall not have any effect on the Common Stock pledged hereunder for so long as the Common Stock remains pledged pursuant to the terms of this Agreement and when such Common Stock is delivered by the Collateral Agent to the Trust on the Exchange Date or in connection with the occurrence of an Event of Default), no Transfer Restrictions exist with respect to or otherwise apply to the assignment of, or transfer by the Pledgor of possession of, any items of Collateral to the Collateral Agent hereunder, or the subsequent sale or transfer of such items of Collateral by the Collateral Agent pursuant to the terms hereof.

          (f) Title to Collateral; Perfected Security Interest. The Pledgor has good and marketable title to the Pledged Items, free of all Liens (other than the Lien created by this Collateral Agreement) and Transfer Restrictions (except for any restrictions as contemplated in Section 3(e) hereof). Upon delivery or transfer of the Pledged Items as described in paragraph (b) and (c) of Section 1 to the Collateral Agent hereunder, the Collateral Agent will obtain a valid and, to the extent that perfection can be obtained under the UCC, first priority perfected security interest in such Pledged Items subject to no other Lien. None of the Collateral is or shall be pledged by the Pledgor as collateral for any other purpose.

     4. Representations and Warranties of the Collateral Agent.

     The Collateral Agent represents and warrants to the Pledgor and the Trust that:

          (a) Corporate Existence and Power. The Collateral Agent is a banking corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to enter into, and perform its obligations under, this Collateral Agreement.

          (b) Authorization and Non-Contravention. The execution, delivery and performance by the Collateral Agent of this Collateral Agreement have been duly authorized by all necessary corporate action on the part of the Collateral Agent (no action by the shareholders of the Collateral Agent being required) and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the charter or by-laws of the Collateral Agent or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Collateral Agent.

          (c) Binding Effect. This Collateral Agreement constitutes a valid and binding agreement of the Collateral Agent enforceable against the Collateral Agent in accordance with its terms.

     5. Certain Covenants of the Pledgor.


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


     The Pledgor agrees that, so long as any of its obligations under the Forward Contract remain outstanding:

          (a) Title to Collateral. The Pledgor shall, subject to the terms of this Agreement, at all times hereafter have good title to the Collateral pledged hereunder, free of all Liens (other than the Liens created by this Collateral Agreement) and Transfer Restrictions (except for those permitted by Section 3(e) hereof), and, subject to the terms of this Collateral Agreement, will at all times hereafter have good, right and lawful authority to assign, transfer and pledge such Collateral and all such additions thereto and substitutions therefor under this Collateral Agreement.

          (b) Pledge Value Requirement. The Pledgor shall cause the aggregate Pledge Value of the Collateral to be equal to or greater than the Pledge Value Requirement at all times, and shall pledge additional Collateral in the manner described in Section 6(d) as necessary to cause such requirement to be met.

          (c) Pledge upon Adjustment Event. Upon the occurrence of an Adjustment Event, the Pledgor shall immediately cause to be delivered to the Collateral Agent, in the manner provided in Section 6(d): (i) U.S. Government Securities or Cash Equivalents (other than cash) having an aggregate Market Value at least equal to 105% of the Cash Delivery Obligations, if any, or at Pledgor's election, U.S. dollars in an amount equal to at least 100% of the Cash Delivery Obligations, if any; and (ii) Reported Securities in an amount at least equal to the Maximum Deliverable Number thereof (if any), or, at Pledgor's election, U.S. Government Securities or Cash Equivalents having an aggregate Market Value at least equal to 150% of such Maximum Deliverable Number of Reported Securities; in each case to be held as substitute or additional Collateral hereunder.

          (d) Composition of Pledged Items. Notwithstanding Pledgor's right to substitute Collateral pursuant to Section 6(b), the Pledgor shall cause the Collateral to include, on the Exchange Date, unless Pledgor shall have exercised its Cash Delivery Option, a number of shares of Common Stock (and/or, if an Adjustment Event shall have occurred, Reported Securities) at least equal to the number of shares of Common Stock (and/or, if an Adjustment Event shall have occurred, Reported Securities) required to be delivered under the Forward Contract on the Exchange Date. If the Pledgor shall have extended the Exchange Date pursuant to Section 1.3(f) of the Forward Contract, the Pledgor shall cause Collateral for Pledgor's obligations to deliver the Extension Amount to consist entirely of Additional Government Securities.

          (e) Further Assurances. The Pledgor shall, at its expense and in such manner and form as the Trust or the Collateral Agent may reasonably require, give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other papers that may be necessary in order to create, preserve, perfect, substantiate or validate any security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights and the rights of the Trust hereunder with respect to such security interest. To the extent permitted by applicable law, the Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of the


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     Pledgor or otherwise, Uniform Commercial Code financing or continuation statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Collateral Agent may reasonably deem necessary or appropriate to further perfect, or maintain the perfection of the security interests granted hereby.

          (f) The Pledgor shall not consolidate with or merge with or into, or transfer all or substantially of its assets to, any other Person unless:

               (i) either (x) the Pledgor shall be the resulting or surviving entity or (y) such other Person is an entity organized and existing under the laws of the United States, a State thereof or the District of Columbia, such other Person expressly assumes by supplemental agreement executed and delivered to the Trust, in form satisfactory to counsel to the Trust, all the obligations of the Pledgor under the Underwriting Agreement, Collateral Agreement, the Reimbursement Agreement, and this Agreement (in which case all such obligations of the Pledgor shall terminate); and

               (ii) the Pledgor shall deliver to the Trust prior to the proposed transaction an Officer's Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger or transfer and such supplemental agreement comply with this Section 5(f) and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Pledgor in accordance with this
     Section 5(f), the successor entity formed by such consolidation or into which the Pledgor is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of the Pledgor under this Agreement with the same effect as if such successor entity had been named as the Pledgor herein, and the predecessor entity, shall be relieved of any further obligation under this Agreement.

     6. Administration of the Collateral and Valuation of the Securities.

     (a) Valuation of Collateral. The Collateral Agent shall determine on each Business Day whether the Pledge Value is at least equal to the Pledge Value Requirement and whether an Insufficiency Determination or Collateral Event of Default shall have occurred and, from and after any substitution of U.S. Government Securities or Cash Equivalents for pledged Common Stock or Reported Securities pursuant to paragraph (b) of this Section 6, shall determine the Pledge Value on each Business Day and shall provide written notice of the Pledge Value to the Pledgor.

     (b) Substitution of Collateral. The Pledgor may substitute Collateral in accordance with the following provisions:

          (1) Unless an Event of Default or a failure by the Pledgor to meet any of its obligations under Section 5(b) or (c) hereof has occurred and is continuing, the Pledgor shall have the right at any time and from time to time to deposit Eligible


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


     Collateral with the Collateral Agent in substitution for Pledged Items previously deposited hereunder ("Prior Collateral") and to obtain the release from the Lien hereof of such Prior Collateral.

          (2) If the Pledgor wishes to deposit Eligible Collateral with the Collateral Agent in substitution for Prior Collateral, the Pledgor shall
     (i) give written notice to the Collateral Agent identifying the Prior Collateral to be released from the Lien hereof, and (ii) deliver to the Collateral Agent concurrently with such Eligible Collateral a certificate of the Pledgor substantially in the form of Exhibit A hereto and dated the date of such delivery, (A) identifying the items of Eligible Collateral being substituted for the Prior Collateral and the Prior Collateral that is to be transferred to the Pledgor and (B) certifying that the representations and warranties contained in such Exhibit A hereto are true and correct on and as of the date thereof. The Pledgor hereby covenants and agrees to take all actions required under Section 6(d) and any other actions necessary to create for the benefit of the Collateral Agent a valid, first priority perfected security interest in, and a first lien upon, such Eligible Collateral deposited with the Collateral Agent in substitution for Prior Collateral.

          (3) No such substitution shall be made unless and until the Collateral Agent shall have determined that the aggregate Pledge Value of all of the Collateral at the time of such proposed substitution, after giving effect to the proposed substitution, shall at least equal the Pledge Value Requirement.

     (c) Additional Collateral. The Pledgor may pledge additional Collateral (excluding Additional Government Securities) hereunder at any time and may pledge Additional Government Securities hereunder at any time prior to or simultaneously with Pledgor's election to extend the Exchange Date pursuant to
Section 1.3(f) of the Forward Contract. Concurrently with the delivery of any additional Eligible Collateral, the Pledgor shall deliver in the case of Eligible Collateral consisting of Additional Government Securities, a certificate of the Pledgor substantially in the form of Exhibit B hereto, or in the case of all other Eligible Collateral, a certificate of the Pledgor substantially in the form of Exhibit C hereto and dated the date of such delivery, in each case (A) identifying the additional items of Eligible Collateral being pledged and (B) certifying that with respect to such items of additional Eligible Collateral the representations and warranties contained in such Exhibit B or Exhibit C, as the case may be, hereto are true and correct on and as of the date thereof. The Pledgor hereby covenants and agrees to take all actions required under Section 6(d) and any other actions necessary to create for the benefit of the Collateral Agent a valid, first priority perfected security interest in, and a first lien upon, such additional Eligible Collateral.

     (d) Delivery of Collateral. The Pledgor shall deliver all Collateral to the Collateral Agent in accordance with the following provisions:

          (1) Pledged Common Stock. In the case of Collateral consisting of Common Stock, by delivery of certificates evidencing such Common Stock, indorsed in blank (together with all signature guarantees and any other documents necessary to permit the Collateral Agent to effect the re-registration thereof without further action by the Pledgor) or registered in the name of the Collateral Agent or its nominee or, if such

     Common Stock is held in book entry form by The Depository Trust Company, by transfer to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company;

          (2) Pledged Government Securities. In the case of Collateral consisting of U.S. Government Securities or Additional Government Securities, by transfer thereof through the Book Entry System of the Federal Reserve System to the account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent; and

          (3) Pledged Cash Equivalents. In the case of Collateral consisting of Cash Equivalents under (i) of the definition of Cash Equivalents, by wire transfer in immediately available funds to the account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent and over which the Collateral Agent has sole control; in the case of Collateral consisting of Cash Equivalents under
     (ii) of the definition of Cash Equivalents, by transfer thereof through the Book Entry System of the Federal Reserve System to the account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent or, if such Cash Equivalents are held in book entry form by The Depository Trust Company, by transfer to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company; in the case of Collateral consisting of Cash Equivalents under
     (iv) of the definition of Cash Equivalents, by transfer of the underlying securities to a security account maintained by the Collateral Agent with a securities intermediary in its name, pursuant to a contract between the Collateral Agent and a third party; and in each other case of Collateral consisting of Cash Equivalents under the definition of Cash Equivalents, by physically delivering certificates evidencing the Cash Equivalents indorsed in blank (together with all documents necessary to permit the Collateral Agent to effect the re-registration thereof without further action by the Pledgor) or registered in the name of the Collateral Agent issued to or otherwise payable to the Collateral Agent or its nominee or, if such Cash Equivalents are held in book entry form by a securities intermediary, by transfer to an account of the Collateral Agent or to an Account (other than an account of the Pledgor) designated by the Collateral Agent with such securities intermediary, or by crediting the Cash Equivalents to a securities account maintained by the Collateral Agent or to an account designated by the Collateral Agent with a securities intermediary in its name.

          (4) Pledged Reported Securities. In the case of Collateral consisting of Reported Securities, by delivery of certificates evidencing such Reported Securities, indorsed in blank (together with all signature guarantees and other documents necessary to permit the Collateral Agent to effect the re-registration thereof without further action by the Pledgor) or registered in the name of the Collateral Agent or its nominee or, if such Reported Securities are not issuable in certificated form but are held in book entry form by The Depository Trust Company, by transfer to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company.

     Upon delivery of any Pledged Item under this Collateral Agreement, the Collateral Agent shall examine such Pledged Item and any certificates delivered pursuant to Sections 6(b), 6(c), 6(d)(3) or otherwise pursuant to the terms hereof in connection therewith to determine that they comply as to form with the requirements for Eligible Collateral. Immediately following an Event of Default, the Collateral Agent shall cause all Collateral in the form of certificates indorsed in blank to be re-registered on the books of the applicable transfer agent into the name of the Collateral Agent or its nominee, and shall thereafter maintain all such Collateral in such form until the termination of this Agreement; provided, however, that at any time following such delivery to the Collateral Agent, the Collateral Agent may cause any such certificates to be deposited with The Depository Trust Company and thereafter hold such certificates in book entry form in an account (other than an account of Pledgor) designated by the Collateral Agent. The Pledgor hereby designates the Collateral Agent as the person in whose name any Collateral held in book entry form in the Federal Reserve System shall be recorded.

     (e) Insufficiency Determination.

          (1) If on any Business Day the Collateral Agent determines that the aggregate Pledge Value of the Collateral is less than the Pledge Value Requirement (any such determination, an "Insufficiency Determination"), the Collateral Agent shall, by telephone call to an Authorized Representative of the Pledgor followed by a written confirmation of such call, promptly notify the Pledgor of such determination and of the amount of the insufficiency.

          (2) If, by 4:00 p.m., New York City time on the Business Day following the day on which telephonic notice shall have been given pursuant to the preceding paragraph (e)(1), the Pledgor shall have failed to deliver, in the manner set forth in paragraphs (c) and (d) of this
     Section 6, sufficient additional Eligible Collateral so that, after giving effect to such delivery (and taking into account that Common Stock and Reported Securities in excess of the Maximum Deliverable Number thereof shall not constitute Eligible Collateral), the aggregate Pledge Value of the Collateral, as of such Business Day, is at least equal to the Pledge Value Requirement, then (x) the Collateral Requirement with respect to any U.S. Government Securities or Cash Equivalents pledged hereunder (other than in respect of Cash Delivery Obligations) shall be increased from 150% to 200%, and (y) unless a Collateral Event of Default shall have occurred and be continuing, the Collateral Agent shall:

               (i) commence sales, in the manner described in paragraph (3) below, of such portion of the Collateral consisting of U.S. Government Securities or Cash Equivalents as may be required to be sold in order to generate proceeds sufficient to purchase Common Stock and/or, after an Adjustment Event, Reported Securities, as described in the following clause (ii); and

               (ii) commence purchases, in the manner described in paragraph
          (3) below, of Common Stock and/or, after an Adjustment Event, Reported Securities, in an amount sufficient to cause the aggregate Pledge Value of the Collateral to be at least equal to the Pledge Value Requirement.

          Notwithstanding the foregoing, the Collateral Agent shall discontinue sales and purchases pursuant to the preceding clauses (i) and (ii), respectively, if at any time a Collateral Event of Default shall have occurred and be continuing. The Collateral Agent shall determine the Market Value and the Pledge Value of the Collateral after each purchase of Common Stock or Reported Securities pursuant to the preceding clause (ii) in order to determine whether the Pledge Value Requirement is met and whether a Collateral Event of Default has occurred. Solely for purposes of such calculation, the Market Value of the Common Stock or Reported Securities shall be the most recent sales price as reported in the composite transactions for the principal securities exchange on which the Common Stock or Reported Securities, as the case may be, are then listed or, if such securities are not so listed, the last quoted ask price for such securities in the over-the-counter market as reported by The NASDAQ National Market or, if not so reported, by the National Quotation Bureau or a similar organization.

          A "Collateral Event of Default" shall mean, at any time, the occurrence of any of the following: (A) failure of the aggregate Market Value of the Collateral to equal or exceed the Pledge Value Requirement;
     (B) failure of the Market Value of any U.S. Government Securities and Cash Equivalents pledged at such time (not including any (i) Additional Government Securities or (ii) U.S. Government Securities and Cash Equivalents pledged in respect of Cash Delivery Obligations at such time) to have an aggregate Market Value of at least 105% of the Market Value of a number of shares of Common Stock (or, from and after any Adjustment Event, Reported Securities) equal to (x) the Maximum Deliverable Number thereof minus (y) the number thereof pledged as Collateral hereunder at such time; or (C) from and after any Adjustment Event, failure of the U.S. Government Securities and Cash Equivalents (other than cash) pledged in respect of Cash Delivery Obligations to have an aggregate Market Value at least equal to 105% of the Cash Delivery Obligations at such time or, in the case of cash pledged in respect of Cash Delivery Obligations, failure of such cash to be at least equal to the Cash Delivery Obligations at such time, if, in the case of a failure described in this clause (C), such failure shall continue to be in effect at 4:00 p.m., New York City time, on the Business Day following the day on which telephonic notice in respect thereof shall have been given pursuant to paragraph (e)(1) above. For purposes of this Agreement, the portion of any pledged U.S. Government Securities and Cash Equivalents that shall be deemed to be in respect of Cash Delivery Obligations at any time shall be a portion having a Market Value equal to 105% of the Cash Delivery Obligations at such time (or, if less, the aggregate Market Value of all U.S. Government Securities and Cash Equivalents pledged at such time). To the extent that any pledged U.S. Government Securities and Cash Equivalents have a Market Value exceeding 105%, the U.S. Government Securities shall be applied to satisfy the 105% requirement in the first instance.

          (3) Collateral sold and Common Stock or shares of Reported Securities purchased by the Collateral Agent pursuant to the preceding paragraphs
     (e)(2)(i) and (ii) may be sold and purchased on any securities exchange or in any over-the-counter market or in any private purchase transaction, and at such price or prices, in each case as the Collateral Agent may deem satisfactory. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the

     Collateral Agent deems necessary or advisable in order that any such sales and purchases may be made in compliance with law.

     (f) Release of Excess Collateral. If on any Business Day the Collateral Agent determines that the aggregate Pledge Value of the Pledgor's Eligible Collateral exceeds the Pledge Value Requirement and no Event of Default or failure by the Pledgor to meet any of its obligations under Sections 5 or 6 hereof has occurred and is continuing, the Pledgor may obtain the release from the Lien hereof of any Collateral having an aggregate Pledge Value on such Business Day less than or equal to such excess, upon delivery to the Collateral Agent of a written notice from an Authorized Representative of the Pledgor indicating the items of Collateral to be released. Such Collateral shall be released only after the Collateral Agent shall have determined that the aggregate Pledge Value of all of the Collateral remaining after such release as determined on such Business Day is at least equal to the Pledge Value Requirement.

     (g) Delivery of Forward Contract Consideration. On the Exchange Date, unless Pledgor shall have exercised its Cash Delivery Option, the Collateral Agent shall deliver to the Trust Common Stock (or, if an Adjustment Event shall have occurred, Reported Securities) then held by it hereunder representing the number of shares of Common Stock (or, if an Adjustment Event shall have occurred, Reported Securities) then required to be delivered under the Forward Contract. Upon such delivery, the Trust shall hold such Common Stock or Reported Securities, as the case may be, absolutely and free from any claim or right whatsoever.

     (h) Investment of Cash Collateral. The Collateral Agent shall invest any cash received by it pursuant to Section 6.2 of the Forward Contract in direct obligations of the United States of America maturing on or before the Exchange Date.

     7. Income and Voting Rights on Collateral.

     (a) Unless an Event of Default or failure by the Pledgor to meet any of Pledgor's obligations under Section 5(b) or (c) hereof has occurred and is continuing, the Pledgor shall be entitled to receive for Pledgor's own account all dividends, interest and, if any, principal and premium relating to all of the Collateral, unless the payment thereof to the Pledgor would reduce the aggregate Pledge Value of the Collateral below the Pledge Value Requirement. The Collateral Agent agrees to remit to the Pledgor on the Business Day received or the first Business Day thereafter all such payments received by it. If an Event of Default or failure by the Pledgor to meet any of its obligations under Section 5(b) or (c) hereof has occurred and is continuing, all such payments made or accrued after and during the continuance of such Event of Default or failure shall be retained by the Collateral Agent, and any such payments which are received by the Pledgor shall be received in trust for the benefit of the Trust, shall be segregated from other funds of the Pledgor and shall forthwith be paid over to the Collateral Agent. Any such payments so retained by, or paid over to, the Collateral Agent shall be held by the Collateral Agent as Collateral hereunder. If any such Event of Default or failure is no longer continuing, then the Collateral Agent shall remit any such payments that are so retained by, or paid to it, on the first Business Day after the Collateral Agent shall have received notice from the Trust that such Event of Default or failure is no longer continuing, unless the payment thereof to the Pledgor would reduce the aggregate Pledge Value of the Collateral below the Pledge Value Requirement.

     (b) Unless an Event of Default has occurred and is continuing, the Pledgor shall have the right, from time to time, to vote and to give all approvals, consents, ratifications and waivers with respect to the Collateral (including all shares of Common Stock), and the Collateral Agent shall promptly deliver to the Pledgor such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Collateral which is registered in the name of the Collateral Agent or its nominee and shall further deliver such documents and instruments as shall be specified in a written request by the Pledgor.

     If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to the extent permitted by law, and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give all approvals, consents, ratifications and waivers, and take any other action with respect to any or all of the Collateral with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

     8. Remedies upon Events of Default.

     (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Trust all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, shall: (i) deliver all Collateral consisting of Common Stock or Reported Securities (but not, in either case, in excess of the number of shares thereof deliverable under the Forward Contract at such time) to the Trust on the date of the notice delivered to the Collateral Agent pursuant to the last paragraph of Article VII of the Forward Contract relating to such Event of Default (or, in the case of an Event of Default described in clause (iii), (iv) or (v) of the definition thereof in this Agreement, on the Exchange Date) (in either case, the "Delivery Date"), whereupon the Trust shall hold such Common Stock or Reported Securities absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which Pledgor has or may have under any law now existing or hereafter adopted; and (ii) if such delivery shall be insufficient to satisfy in full all of the obligations of Pledgor under the Forward Contract, sell all of the remaining Collateral, or such lesser portion thereof as may be necessary to generate proceeds sufficient to satisfy in full all of the obligations of Pledgor under the Forward Contract, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Pledgor covenants and agrees to execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which Pledgor has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Article 9 of the UCC shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (b) Power of Attorney. The Collateral Agent is hereby irrevocably appointed the true and lawful attorney of the Pledgor with full power and authority, in the name and stead of the Pledgor, to do all of the following:
(i) upon any delivery or sale of all or any part of any Collateral made either under the power of delivery or sale given hereunder or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Collateral Agreement, to make all necessary deeds, bills of sale and instruments of assignment, transfer or conveyance of the property thus delivered or sold; (ii) if an Event of Default shall have occurred and be continuing, upon the occurrence of an Adjustment Event while any shares of Common Stock are Pledged Items, to take any necessary actions with respect to such shares of Common Stock to cause the Pledged Items to conform to the requirements of this Agreement following the occurrence of the Adjustment Event, including, without limitation, the tender of shares of Common Stock and the sale of property (other than Reported Securities) received in respect of Common Stock. The grant of the foregoing power of attorney shall not be deemed to be a grant of a power of attorney to vote or grant proxies with respect to any shares of Common Stock, except as provided in Section 7(b). For such purposes the Collateral Agent may execute all necessary documents and instruments. This power of attorney shall be deemed coupled with an interest, and the Pledgor hereby ratifies and confirms all that its attorneys acting under such power, or such attorneys' successors or agents, shall lawfully do so by virtue of this Collateral Agreement. If so requested by the Collateral Agent, by the Trustees or by any purchaser of the Collateral or a portion thereof, the Pledgor shall further ratify and confirm any such delivery or sale by executing and delivering to the Collateral Agent, to the Trustees or to such purchaser or purchasers at the expense of the Pledgor all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be designated in any such request. The Pledgor's obligations and authorizations hereunder shall not be terminated by operation of law or the occurrence of any event whatsoever, including the death or disability of the Pledgor, or the occurrence of any other event.

     (c) Application of Collateral and Proceeds. In the case of an Event of Default, the Collateral Agent may proceed to realize upon the security interest in the Collateral against any one or more of the types of Collateral, at any one time, as the Collateral Agent shall determine in its sole discretion subject to the foregoing provisions of this Section 8. The proceeds of any sale of, or other realization upon, or other receipt from, any of the Collateral remaining after delivery to the Trust pursuant to Section 8(a) shall be applied by the Collateral Agent in the following order of priorities:

          (1) first, to the payment to the Trust of an amount equal to: (A) the aggregate Market Value of a number of shares of Common Stock equal to (1) the number of shares of Common Stock required to be delivered under the Forward Contract on the Delivery Date minus (2) the number of shares of Common Stock delivered by the Collateral Agent to the Trust on the Delivery Date as described above; or (B) from and after an Adjustment Event, the sum of (1) the Cash Delivery Obligations on the Delivery Date plus (2) the aggregate Market Value on the Delivery Date of a number of Reported Securities (and, if applicable, shares of Common Stock) equal to
     (x) the number thereof required to be delivered on the Delivery Date under
     Section 6.2 of the Forward Contract minus (y) the number thereof delivered by the Collateral Agent to the Trust on the Delivery Date as described above; and/or (C) if the Pledgor shall have exercised its Cash Delivery Option, the amount of cash required to be delivered under Section 1.3(d) of the Forward Contract minus the amount of cash so delivered; and (D) if the Pledgor shall have extended the Exchange Date pursuant to Section 1.3(f) of the Forward Contract, the amount of cash required to be delivered under said Section 1.3(f) (or, if the Pledgor shall have accelerated the Exchange Date pursuant to Section 1.3(g) thereof, the amount of cash deliverable pursuant to said Section 1.3(g));

          (2) second, to the payment to the Collateral Agent of the expenses of such sale or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, including brokerage fees in connection with the sale by the Collateral Agent of any Pledged Item; and

          (3) finally, if all of the obligations of the Pledgor hereunder and under the Forward Contract have been fully discharged or sufficient funds have been set aside by the Collateral Agent at the request of the Pledgor for the discharge thereof, any remaining proceeds shall be released to the Pledgor.

     9. The Collateral Agent.

     The Collateral Agent accepts its duties and responsibilities hereunder as agent for the Trust, on and subject to the following terms and conditions:

     (a) Performance of Duties; Force Majeure. The Collateral Agent undertakes to perform such duties and only such duties as are expressly set forth herein and, beyond the exercise of reasonable care in the performance of such duties, no implied covenants or obligations shall be read into this Collateral Agreement against the Collateral Agent. No provision hereof shall be construed to relieve the Collateral Agent from liability for its own grossly negligent action, grossly negligent failure to act or its own willful misconduct, subject to the following:

          (1) The Collateral Agent may consult with counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of an action taken or suffered hereunder in good faith and in accordance with such advice or opinion of counsel.

          (2) The Collateral Agent shall not be liable with respect to any action taken, suffered or omitted by it in good faith (i) reasonably believed by it to be authorized or within the discretion or rights or powers conferred on it by this Collateral Agreement or (ii) in accordance with any direction or request of the Trustees.

          (3) The Collateral Agent shall not be liable for any error of judgment made in good faith by any of its officers, unless the Collateral Agent was grossly negligent in ascertaining the pertinent facts.

          (4) The Collateral Agent shall not be liable for any claims, losses, liabilities, damages or expenses (including attorneys' fees and expenses) due to forces beyond the reasonable control of the Collateral Agent, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; provided that this provision shall not protect the Collateral Agent against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

          (5) In the absence of bad faith on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any note, notice, resolution, consent, certificate, affidavit, letter, telegram, teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons.

          (6) No provision of this Collateral Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (7) The Collateral Agent may perform any duties hereunder either directly or by or through agents or attorneys, and the Collateral Agent shall not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed with due care by it hereunder. In furtherance thereof, any subsidiary owned or controlled by the Collateral Agent, or its successors, as agent for the Collateral

     Agent, may perform any or all of the duties of the Collateral Agent relating to the valuation of securities and other instruments constituting Collateral hereunder.

          (8) In no event shall the Collateral Agent be personally liable for any taxes or other governmental charges imposed upon or in respect of (i) the collateral or (ii) the income or other distributions thereon.

          (9) Unless and until the Collateral Agent shall have received notice from the Pledgor, or unless and until a Responsible Officer of the Collateral Agent shall have actual knowledge to the contrary, the Collateral Agent shall be entitled to deem and treat all Collateral delivered to it hereunder as Eligible Collateral hereunder, provided that the Collateral Agent has carried out the duties specified in Section 6 with respect to such Collateral at the time of delivery thereof.

     The Collateral Agent shall not be responsible for the correctness of the recitals and statements herein which are made by the Pledgor or for any statement or certificate delivered by the Pledgor pursuant hereto. Except as specifically provided herein, the Collateral Agent shall not be responsible for the validity, sufficiency, collectibility or marketability of any Collateral given to or held by it hereunder or for the validity or sufficiency of the Forward Contract or the Lien on the Collateral purported to be created hereby.

     (b) Knowledge. The Collateral Agent shall not be deemed to have knowledge of any Event of Default (except a Collateral Event of Default), unless and until a Responsible Officer of the Collateral Agent shall have actual knowledge thereof or shall have received written notice thereof.

     (c) Merger. Any corporation or association into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its agency business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall, subject to the prior written consent of the Trust, be and become a successor Collateral Agent hereunder and vested with all of the title to the Collateral and all of the powers, discretions, immunities, privileges and other matters as was its predecessor without, except as provided above, the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (d) Resignation. The Collateral Agent and any successor Collateral Agent may at any time resign by giving 30 days' written notice by registered or certified mail to the Pledgor and notice to the Trust in accordance with the provisions of Section 10(d) hereof. Such resignation shall take effect upon the appointment of a successor Collateral Agent by the Trust.

     (e) Removal. The Collateral Agent may be removed at any time by an instrument or concurrent instruments in writing delivered to the Collateral Agent and to the Pledgor and signed by the Trust.

     (f) Appointment of Successor. (1) If the Collateral Agent hereunder shall resign or be removed, or be dissolved or shall be in the course of dissolution or liquidation or otherwise become incapable of action hereunder, or if it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor may be appointed by the Trust by an instrument or concurrent instruments in writing signed by the Trust or by its attorneys in fact fully authorized, a copy of such instrument or concurrent instruments shall be sent by registered mail to the Pledgor.

          (2) Every such temporary or permanent successor Collateral Agent appointed pursuant to the provisions hereof shall be a trust company or bank in good standing, having a reported capital and surplus of not less than $100,000,000 and capable of holding the Collateral in the State of New York, if there be such an institution willing, qualified and able to accept the duties of the Collateral Agent hereunder upon customary terms.

     (g) Acceptance by Successor. Every temporary or permanent successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Pledgor an instrument in writing accepting such appointment hereunder, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessors. Such predecessor shall, nevertheless, on the written request of its successor or the Pledgor, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. Every predecessor Collateral Agent shall deliver all Collateral held by it as the Collateral Agent hereunder to its successor. Should any instrument in writing from the Pledgor be reasonably required by a successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties and obligations hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, at the request of the temporary or permanent successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Pledgor.

     10. Miscellaneous.

     (a) Benefit of Agreement; Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements herein contained by or on behalf of the Pledgor and the Collateral Agent shall bind, and inure to the benefit of, their respective successors and assigns whether so expressed or not, and shall be enforceable by and inure to the benefit of the Trust and its successors and assigns.

     (b) Separability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Collateral Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     (c) Amendments and Waivers. Any term, covenant, agreement or condition of this Collateral Agreement may be amended or compliance therewith may be waived (either generally or in a particular instance and either retrospectively or prospectively) but only by a writing signed by the Collateral Agent, the Pledgor and the Trust.

     (d) Notices.

          (1) Any notice provided for herein, unless otherwise specified, shall be in writing (including transmittals by telex or telecopier) and shall be given to a party at the address set forth opposite such party's name on the signature pages hereto or at such other address as may be designated by notice duly given in accordance with this Section 10(d) to each other party hereto.

          (2) Each such notice given pursuant to paragraph (1) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid;
     (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted; or (iii) if given by any other means, when delivered at the address specified in this Section 10(d).

     (e) Governing Law. This Collateral Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York; provided that as to Pledged Items located in any jurisdiction other than the State of New York, the Collateral Agent on behalf of the Trust shall have all of the rights to which a secured party is entitled under the laws of such other jurisdiction.

     (f) Counterparts. This Collateral Agreement may be executed, acknowledged and delivered in any number of counterparts and such counterparts taken together shall constitute one and the same instrument.

     (g) Application of Bankruptcy Code. The parties hereto acknowledge and agree that the Collateral Agent is a "financial institution" within the meaning of Section 101(22) of the Bankruptcy Code and is acting as agent and custodian for the Trust in connection with the Forward Contract and that the Trust is a "customer" of the Collateral Agent within the meaning of said Section 101(22).

     (h) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT OR HE HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH SUCH OTHER PARTY HERETO HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY DOCUMENT RELATED THERETO. EACH PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

     11. Termination of Collateral Agreement.

     This Collateral Agreement and the rights hereby granted by the Pledgor in the Collateral shall cease, terminate and be void upon fulfillment of all of the obligations of the Pledgor under the Forward Contract, and the Pledgor shall have no further liability hereunder upon such termination. Any Collateral remaining at the time of such termination shall be fully released and discharged from the Lien hereof and delivered to the Pledgor by the Collateral Agent, all at the expense of the Pledgor.

     12. No Personal Liability of Trustees.

     By executing this Collateral Agreement none of the Trustees assumes any personal liability hereunder.

     IN WITNESS WHEREOF, each of the Pledgor, the Collateral Agent and the Trust has caused this Collateral Agreement to be duly executed on its behalf as of the date hereof.


                                               PLEDGOR:

                                               AT&T BROADBAND CSC HOLDINGS, INC.


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               Address for Notices:






                                               COPY TO

                                               Davis Polk and Wardwell
                                               450 Lexington Avenue
                                               New York, New York 10017
                                               Fax. No. (212) 450-6862
                                               Attention: John Brandow

                                               THE TRUST:

                                               EQUITY SECURITIES TRUST I


                                               By:
                                                  ------------------------------
                                                   Donald J. Puglisi,
                                                   as Managing Trustee

                                               Address for Notices:
                                               c/o Puglisi & Associates
                                               850 Library Avenue - Suite 204
                                               Newark, DE 19711

                                               Attention:  Donald J. Puglisi


                                               COLLATERAL AGENT:

                                               THE BANK OF NEW YORK
                                               as Collateral Agent


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               5 Penn Plaza, 13th floor
                                               New York, NY 10001

                                               Attention:  Betty Cocozza

                                   Exhibit A
                                       to
                              Collateral Agreement

                     CERTIFICATE FOR SUBSTITUTED COLLATERAL

The undersigned, _____________ (the "Pledgor"), hereby certifies, pursuant to
Section 6(b) of the Collateral Agreement dated as of October 23, 2001 among the Pledgor, The Bank of New York, as Collateral Agent, and Equity Securities Trust I (the "Collateral Agreement"; terms defined in the Collateral Agreement being used herein as defined therein), that:

     1. The Pledgor is delivering the following securities to the Collateral Agent to be held by the Collateral Agent as substituted Collateral (the "Substituted Collateral"):

     2. The Pledgor requests that the Collateral Agent transfer to the Pledgor the following Prior Collateral, pursuant to Section 6(b) of the Collateral
Agreement:

     3. The Pledgor hereby represents and warrants to the Collateral Agent and the Trust that:

          (a) Consents to Transfer. No Transfer Restrictions exist with respect to or otherwise apply to the assignment of, or transfer by the Pledgor of possession of, any items of Substituted Collateral to the Collateral Agent under the Collateral Agreement, or the subsequent sale or transfer of such items of Substituted Collateral by the Collateral Agent pursuant to the terms of the Collateral Agreement.

          (b) Title to Collateral; Perfected Security Interest. The Pledgor has good and marketable title to the Substituted Collateral, free of all Liens (other than the Lien created by the Collateral Agreement) and Transfer Restrictions. Upon delivery of the Collateral to the Collateral Agent, the Collateral Agent will obtain a valid, first priority perfected security interest in, and a first lien upon, such Substituted Collateral subject to no other Lien. None of such Substituted Collateral is or shall be pledged by the Pledgor as collateral for any other purpose.

     This Certificate may be relied upon by the Trust as fully and to the same extent as if this Certificate had been specifically addressed to the Trust.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ______, 200_.



                                               ---------------------------------
                                               Name:
                                               Title:

                                   Exhibit B

                                       to

                              Collateral Agreement

                CERTIFICATE FOR ADDITIONAL GOVERNMENT SECURITIES

     The undersigned, __________________ (the "Pledgor"), hereby certifies, pursuant to Section 6(c) of the Collateral Agreement, dated as of October 23, 2001, among the Pledgor, The Bank of New York, as Collateral Agent, and Equity Securities Trust I (the "Collateral Agreement"; terms defined in the Collateral Agreement being used herein as defined therein), that:

     1. The Pledgor is delivering the following securities to the Collateral Agent to be held by the Collateral Agent as Collateral deliverable in connection with Pledgor's option to extend the Exchange Date in accordance with
Section 1.3(f) of the Forward Contract (the "Additional Government
Securities"):

     2. The Pledgor hereby represents and warrants to the Collateral Agent that:

          (a) Consents to Transfer. No Transfer Restrictions exist with respect to or otherwise apply to the assignment of, or transfer by the Pledgor of possession of, any items of Additional Government Securities to the Collateral Agent under the Collateral Agreement, or the subsequent sale or transfer of such items of Additional Government Securities by the Collateral Agent pursuant to the terms of the Collateral Agreement.

          (b) Title to Collateral; Perfected Security Interest. The Pledgor has good and marketable title to the Additional Government Securities, free of all Liens (other than the Lien created by the Collateral Agreement) and Transfer Restrictions. Upon delivery of the Collateral to the Collateral Agent, the Collateral Agent will obtain a valid, first priority perfected security interest in, and a first lien upon, such Additional Government Securities subject to no other Lien. None of such Additional Government Securities is or shall be pledged by the Pledgor as collateral for any other purpose.

     This Certificate may be relied upon by the Trust as fully and to the same extent as if this Certificate had been specifically addressed to the Trust.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of _____, 200_.


                                               ---------------------------------
                                               Name:
                                               Title:

                                   Exhibit C

                                       to

                              Collateral Agreement

                     CERTIFICATE FOR ADDITIONAL COLLATERAL

     The undersigned, __________________ (the "Pledgor"), hereby certifies, pursuant to Section 6(c) of the Collateral Agreement, dated as of October 23, 2001, among the Pledgor, The Bank of New York, as Collateral Agent, and Equity Securities Trust I (the "Collateral Agreement"; terms defined in the Collateral Agreement being used herein as defined therein), that:

     1. The Pledgor is delivering the following securities to the Collateral Agent to be held by the Collateral Agent as additional Collateral (the "Additional Collateral"):

     2. The Pledgor hereby represents and warrants to the Collateral Agent that:

          (a) Consents to Transfer. No Transfer Restrictions exist with respect to or otherwise apply to the assignment of, or transfer by the Pledgor of possession of, any items of Additional Collateral to the Collateral Agent under the Collateral Agreement, or the subsequent sale or transfer of such items of Additional Collateral by the Collateral Agent pursuant to the terms of the Collateral Agreement.

          (b) Title to Collateral; Perfected Security Interest. The Pledgor has good and marketable title to the Additional Collateral, free of all Liens (other than the Lien created by the Collateral Agreement) and Transfer Restrictions. Upon delivery of the Collateral to the Collateral Agent, the Collateral Agent will obtain a valid, first priority perfected security interest in, and a first lien upon, such additional Collateral subject to no other Lien. None of such Additional Collateral is or shall be pledged by the Pledgor as collateral for any other purpose.

     This Certificate may be relied upon by the Trust as fully and to the same extent as if this Certificate had been specifically addressed to the Trust.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of _____, 200_.


                                               ---------------------------------
                                               Name:
                                               Title:

                                                              EXECUTION VERSION


                              COLLATERAL AGREEMENT


                                     Among


                          AT&T BROADBAND CSC II, INC.


                                  As Pledgor,


                   THE BANK OF NEW YORK, As Collateral Agent


                                      and


                           EQUITY SECURITIES TRUST I

                                  Dated as of


                                October 23, 2001

     The following Table of Contents has been inserted for convenience of reference only and does not constitute a part of the Collateral Agreement.


                               TABLE OF CONTENTS

SECTION


1.       The Security Interests................................................1

2.       Definitions...........................................................2

3.       Representations and Warranties of the Pledgor.........................6

4.       Representations and Warranties of the Collateral Agent................7

5.       Certain Covenants of the Pledgor......................................8

6.       Administration of the Collateral and Valuation of the Securities......9

7.       Income and Voting Rights on Collateral...............................14

8.       Remedies upon Events of Default......................................15

9.       The Collateral Agent.................................................17

10.      Miscellaneous........................................................20

11.      Termination of Collateral Agreement..................................21

12.      No Personal Liability of Trustees....................................21

Exhibit A - Certificate for Substituted Collateral

Exhibit B - Certificate for Additional Government Securities

Exhibit C - Certificate for Additional Collateral

                              COLLATERAL AGREEMENT

     THIS COLLATERAL AGREEMENT (the "Agreement"), dated as of October 23, 2001, among AT&T Broadband CSC II, Inc., a corporation organized under the laws of the State of Delaware, (the "Pledgor"), The Bank of New York, a New York banking corporation, as collateral agent (the "Collateral Agent") hereunder for the benefit of Equity Securities Trust I, a statutory business trust organized under the Business Trust Act of the State of Delaware (such trust and the trustees thereof acting in their capacity as such being referred to herein as the "Trust"), and the Trust;

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Forward Contract Agreement (the "Forward Contract"), dated as of the date hereof, between Pledgor and the Trust, the Pledgor has agreed to deliver and the Trust has agreed to acquire Cablevision NY Group Class A common stock, or the cash value thereof, $.01 par value, of Cablevision Systems Corporation, a Delaware corporation (the "Company"), subject to the terms and conditions of the Forward Contract; and

     NOW, THEREFORE, to secure the performance by the Pledgor of its obligations under the Forward Contract and to secure the observance and performance of the covenants and agreements contained herein and in the Forward Contract, the parties hereto agree as follows:

     1. The Security Interests.

     In order to secure the observance and performance of the covenants, agreements and obligations contained herein and in the Forward Contract:

     (a) Security Interests. The Pledgor hereby grants and pledges unto the Collateral Agent, as agent of and for the benefit of the Trust, a security interest in and to, and a lien upon and right of set-off against, all of Pledgor's right, title and interest in and to (i) the Pledged Items described in paragraphs (b), (c) and (d); (ii) all additions to and substitutions for such Pledged Items; (iii) (subject to the remittance of certain payments upon satisfaction of the conditions specified in Section 7(a) hereof) all income, proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter from or in connection with the Pledged Items (whether such proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the Pledgor with respect to the Pledgor); and (iv) all powers and rights now owned or hereafter acquired under or with respect to the Pledged Items (such Pledged Items, additions, substitutions, income, proceeds, collections, powers and rights being herein collectively called the "Collateral"). The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the New York Uniform Commercial Code, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

     (b) Firm Payment Date. At the Firm Payment Date, the Pledgor shall deliver to the Collateral Agent in pledge hereunder one or more certificates in registered form representing in the aggregate 2,416,003 shares of Common Stock, indorsed in blank or in the name of the Collateral Agent for the benefit of the Trust (together with all signature guarantees and other documents necessary to permit the Collateral Agent to effect the re-registration of such Common Stock without further action by the Pledgor) or, if such Common Stock is not issuable in certificated form but is held in book entry form by The Depository Trust Company, the Pledgor shall transfer such number of shares of Common Stock to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company.

     (c) Option Closing Date. Effective upon and subject to the receipt by the Pledgor of the Additional Contract Price, at the Option Closing Date, the Pledgor shall deliver to the Collateral Agent in pledge hereunder one or more certificates in registered form representing in the aggregate a number of shares of Common Stock equal to the Additional Share Base Amount, indorsed in blank or in the name of the Collateral Agent for the benefit of the Trust (together with all signature guarantees and other documents necessary to permit the Collateral Agent to effect the re-registration of such Common Stock without further action by the Pledgor) or, if such Common Stock is not issuable in certificated form but is held in book entry form by The Depository Trust Company, the Pledgor shall transfer such number of shares of Common Stock to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company.

     (d) Extension of Exchange Date. If AT&T Broadband CSC Holdings, Inc. ("Holdings") elects to extend the Exchange Date under the Forward Contract, dated as of the date hereof by and between the Trust and Holdings (the "Holdings Forward Contract"), the Pledgor shall deliver to the Collateral Agent in pledge hereunder Additional Government Securities meeting the requirements of Section 1.3(f) of the Holdings Forward Contract.

     2. Definitions.

     Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Forward Contract. Capitalized terms used herein shall have the meanings as follows:

     "Additional Government Securities" means collateral that must be pledged to the Collateral Agent in connection with Holdings' election to extend the Exchange Date under the Holdings Forward Contract and, consisting of U.S. Government Securities which through the scheduled payment of principal and interest in accordance with their terms will provide, not later than one Business Day before the extended Exchange Date, money in an amount not less than the Extension Amount.

     "Authorized Representative" of the Pledgor means any trustee, officer or other representative as to whom Pledgor shall have delivered notice to the Collateral Agent that such trustee or other representative is authorized to act hereunder on behalf of Pledgor.

     "Business Day" means any day except a Saturday, Sunday or other day on which banking institutions in New York City are authorized or obligated by law or regulation to close or a day on which the New York Stock Exchange, Inc. is closed.

     "Cash Delivery Obligations" means, at any time (A) if no Adjustment Event shall have occurred prior to such time, zero, and (B) from and after the occurrence of any Adjustment Event, (i) the Firm Share Base Amount plus the Additional Share Base Amount (if any) multiplied by (ii) the Transaction Value of any property other than Reported Securities received by the Pledgor in such Adjustment Event, multiplied successively by each number by which the Exchange Rate shall have been multiplied on or prior to the Adjustment Event pursuant to the adjustments provided for under Section 6.1 of the Forward Contract; provided, however, that upon the occurrence of an Adjustment Event in connection with which holders of Common Stock receive consideration other than Reported Securities with a Transaction Value of 25% or more of the Aggregate Transaction Value for such Adjustment Event, then the Cash Delivery Obligations shall be zero.

     "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit with maturities of six months or less from the date of the acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (ii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and (vi) money market funds at least 95% of the assets of which constitute Cash equivalents of the kinds described in clauses (i)-(v) of this definition.

     "Collateral" has the meaning specified in Section 1(a).

     "Collateral Agent" means the financial institution identified as such in the preliminary paragraph hereof, or any successor appointed in accordance with
Section 9.

     "Collateral Agreement" means this Collateral Agreement and any exhibits hereto.

     "Collateral Event of Default" has the meaning specified in Section 6(e).

     "Collateral Requirement" means, as of any date and with respect to: (i) any Common Stock, 100%; (ii) any Reported Securities, 100%; (iii) any U.S. Government Securities or Cash Equivalents pledged in respect of Cash Delivery Obligations, 105%; (iv) any other U.S. Government Securities or Cash Equivalents (other than Additional Government Securities), 150%, provided that upon and after any failure to cure an Insufficiency Determination by 4:00 p.m. New York City time on the Business Day following telephonic notice of such Insufficiency Determination as described in Section 6(e), which insufficiency shall be continuing on such Business Day, the Collateral Requirement relating to any U.S. Government Securities or Cash Equivalents (other than (i) Additional Government Securities and (ii) U.S. Government Securities or Cash Equivalents pledged in respect of Cash Delivery Obligations) shall be 200%; and
(v) any Additional Government Securities, 100%. The portion of any pledged U.S.

Government Securities or Cash Equivalents that shall be deemed at any time to be in respect of Cash Delivery Obligations shall be as provided in Section 6(e).

     "Common Stock" means the Cablevision NY Group Class A common stock of Cablevision Systems Corporation, par value $.01 per share.

     "Delivery Date" has the meaning specified in Section 8(a).

     "Eligible Collateral" means (i) Common Stock, (ii) U.S. Government Securities, (iii) Cash Equivalents, (iv) from and after Holdings' election to extend the Exchange Date pursuant to Section 1.3(f) of the Holdings Forward Contract, Additional Government Securities, and (v) from and after any Adjustment Event, Reported Securities, provided, in each case, that (A) the Pledgor has good and marketable title thereto, free of all Liens (other than the Liens created by this Collateral Agreement) and Transfer Restrictions except as contemplated by Section 3(e) and (B) the Collateral Agent has a valid, first priority perfected security interest therein and first lien thereon, and provided further that to the extent the number of shares of Common Stock or Reported Securities pledged hereunder exceeds at any time the Maximum Deliverable Number thereof, such excess shares shall not be Eligible Collateral.

     "Event of Default" means the occurrence of: (i) an event described in clause (a) or (b) of Article VII of the Forward Contract, (ii) a Collateral Event of Default, (iii) a failure by Pledgor to have caused the Collateral to meet the requirements described in Section 5(d), (iv) if an Adjustment Event shall have occurred prior to the Exchange Date, failure by Pledgor to cause to be delivered to the Trust on the Exchange Date the consideration then required to be delivered pursuant to Section 6.2 of the Forward Contract or (v) if Holdings shall have exercised the Cash Delivery Option, a failure by the Pledgor to deliver cash on the Exchange Date in the amount required under
Section 1.3(d) of the Holdings Forward Contract.

     "Ineligible Collateral" means Collateral that does not constitute "Eligible Collateral".

     "Insufficiency Determination" has the meaning specified in Section 6(e).

     "Lien" means any lien, mortgage, security interest, pledge, charge or encumbrance of any kind.

     "Market Value" means, as of any date: (a) with respect to any Common Stock (except as otherwise provided in Section 6(e)(2)), the Closing Price of the Common Stock on such date; (b) with respect to any U.S. Government Security,
(x)(i) the average unit bid price for such security on the Trading Day prior to such date as published in the New York edition of The Wall Street Journal or The New York Times or, if not so published, (ii) the lower bid price quoted (which quotation shall be evidenced in writing) on such date (or if such date is not a Trading Day, on the preceding Trading Day) by either of two nationally recognized dealers making a market in such security which are members of the National Association of Securities Dealers, Inc. multiplied by (y) the number of such units comprised in the outstanding principal amount of such U.S. Government Security; (c) with respect to any unit of Reported Securities, the Closing Price thereof on such date; provided that the "Market Value" of any Ineligible

Collateral shall be zero; and (d) with respect to any Cash Equivalent, the face value of such instrument.

     "Maximum Deliverable Number" means, on any date, with respect to the Common Stock, the product of the Firm Share Base Amount plus the Additional Share Base Amount (if any), multiplied successively by each number by which the Exchange Rate shall have been multiplied on or prior to such date pursuant to the adjustments provided for under Article VI of the Forward Contract. The Maximum Deliverable Number of Reported Securities means, on any date, (i) the Firm Share Base Amount plus the Additional Share Base Amount (if any) multiplied by (ii) the number of Reported Securities received by the Pledgor in the Adjustment Event for each share of Common Stock, multiplied successively by each number by which the Exchange Rate shall have been multiplied on or prior to such date and after the date of such Adjustment Event pursuant to the adjustments provided for under Article VI of the Forward Contract.

     "Person" means an individual, a corporation, a partnership, an association, a limited liability company, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pledge Value" means, as of any date and with respect to any particular type of Collateral, an amount equal to the aggregate Market Value of such Collateral divided by the Collateral Requirement for such Collateral.

     "Pledge Value Requirement" means, as of any date, (a) the aggregate Market Value on such date of the Maximum Deliverable Number of shares of Common Stock or, from and after an Adjustment Event, Reported Securities, on such date plus
(b) from and after an Adjustment Event, the Cash Delivery Obligations plus (c) from and after Holdings' extension of the Exchange Date pursuant to Section 1.3(f) of the Holdings Forward Contract, the aggregate Market Value on such date of the Additional Government Securities.

     "Pledged Items" means, as of any date, any and all securities and instruments delivered by the Pledgor to be held by the Collateral Agent under this Collateral Agreement as Collateral, whether Eligible Collateral or Ineligible Collateral.

     "Prior Collateral" has the meaning specified in Section 6(b)(1).

     "Responsible Officer" means, when used with respect to the Collateral Agent, any vice president, assistant vice president, assistant treasurer or assistant secretary located in the division or department of the Collateral Agent responsible for performing the obligations of the Collateral Agent under this Collateral Agreement, or in any other division or department of the Collateral Agent performing operations substantially equivalent to those performed by such division or department pursuant hereto, or any other officer of the Collateral Agent or any successor Collateral Agent customarily performing functions similar to those performed by any of the aforesaid officers, and also means, with respect to any matter relating to this Collateral Agreement or the Collateral, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Transfer Restriction" means, with respect to any item of Collateral, any condition to or restriction on the ability of the holder thereof to sell, assign or otherwise transfer such item of Collateral to the Trust or to enforce the provisions thereof or of any document related thereto whether set forth in such item of Collateral itself or in any document related thereto, including, without limitation, (i) any requirement that any sale, assignment or other transfer or enforcement of such item of Collateral be consented to or approved by any Person, including, without limitation, the issuer thereof or any other obligor thereon, (ii) any limitations on the type or status, financial or otherwise, of any purchaser, pledgee, assignee or transferee of such item of Collateral, (iii) any requirement of the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document of any Person to the issuer of, any other obligor on or any registrar or transfer agent for, such item of Collateral, prior to the sale, pledge, assignment or other transfer or enforcement of such item of Collateral and (iv) any registration or qualification requirement for such item of Collateral pursuant to any federal or state securities law; provided that the required delivery of any assignment from the seller, pledgor, assignor or transferor of such item of Collateral, together with any evidence of the corporate or other authority of such Person, shall not constitute a "Transfer Restriction."

     "Trustee" or "Trustees" means any trustee or trustees of the Trust identified on the signature pages hereto, or any successor as such trustee or trustees.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York.

     "U.S. Government Securities" means direct obligations of the United States of America that mature on a date that is one year or less from the date such obligations are pledged hereunder, but in any event prior to the Exchange Date (or the extended Exchange Date in the case of Additional Government Securities pledged in connection with an extension of the Exchange Date pursuant to
Section 1.3(f) of the Holdings Forward Contract).

     3. Representations and Warranties of the Pledgor.

     The Pledgor hereby represents and warrants to the Collateral Agent and the Trust that:

          (a) Power. The Pledgor has full power and authority to execute and deliver this Collateral Agreement and to perform and observe the provisions hereof;

          (b) Non-Contravention. The execution, delivery and performance by the Pledgor of this Collateral Agreement do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor. The Pledgor is not in default under any material agreement by which the Collateral may be bound and no litigation, arbitration or administrative proceedings are current or pending, which default, litigation, arbitration or administrative proceedings are material to the Collateral in the context of this Collateral Agreement.

          (c) Binding Effect. This Collateral Agreement constitutes a valid and binding agreement of the Pledgor enforceable against the Pledgor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

          (d) Solvency. The Pledgor is presently solvent and able to pay, and paying its debts as they become due, and anticipates that it will continue to be able to pay its debts as they become due for the foreseeable future.

          (e) No Transfer Restrictions. Except for (i) any legend with respect to restrictions pursuant to applicable federal and state securities laws on transfer of the Common Stock pledged by the Pledgor hereunder which appears on the certificates representing such Common Stock (and which (A) will not be applicable to the delivery of any such Common Stock to the Trust pursuant to the Forward Contract and this Agreement or to the delivery of any such Common Stock by the Trust to the holders of Equity Trust Securities pursuant to the Equity Trust Securities and (B) will be removed at the request of the Collateral Agent to the transfer agent for the Common Stock prior to any such delivery to the holders of Equity Trust Securities) and (ii) any restrictions on the Common Stock pursuant to the Stockholders Agreement, dated as of March 4, 1998, as amended by the Letter Agreements dated August 8, 2001, September 10, 2001 and October 5, 2001 (which such Agreement, as amended, shall not have any effect on the Common Stock pledged hereunder for so long as the Common Stock remains pledged pursuant to the terms of this Agreement and when such Common Stock is delivered by the Collateral Agent to the Trust on the Exchange Date or in connection with the occurrence of an Event of Default), no Transfer Restrictions exist with respect to or otherwise apply to the assignment of, or transfer by the Pledgor of possession of, any items of Collateral to the Collateral Agent hereunder, or the subsequent sale or transfer of such items of Collateral by the Collateral Agent pursuant to the terms hereof.

          (f) Title to Collateral; Perfected Security Interest. The Pledgor has good and marketable title to the Pledged Items, free of all Liens (other than the Lien created by this Collateral Agreement) and Transfer Restrictions (except for any restrictions as contemplated in Section 3(e) hereof). Upon delivery or transfer of the Pledged Items described in paragraph (b), (c) and (d) of Section 1 to the Collateral Agent hereunder, the Collateral Agent will obtain a valid and, to the extent perfection can be obtained under the UCC, first priority perfected security interest in, and a first lien upon, such Pledged Items subject to no other Lien. None of the Collateral is or shall be pledged by the Pledgor as collateral for any other purpose.

     4. Representations and Warranties of the Collateral Agent.

     The Collateral Agent represents and warrants to the Pledgor and the Trust that:

          (a) Corporate Existence and Power. The Collateral Agent is a banking corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to enter into, and perform its obligations under, this Collateral Agreement.

          (b) Authorization and Non-Contravention. The execution, delivery and performance by the Collateral Agent of this Collateral Agreement have been duly authorized by all necessary corporate action on the part of the Collateral Agent (no action by the shareholders of the Collateral Agent being required) and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the charter or by-laws of the Collateral Agent or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Collateral Agent.

          (c) Binding Effect. This Collateral Agreement constitutes a valid and binding agreement of the Collateral Agent enforceable against the Collateral Agent in accordance with its terms.

     5. Certain Covenants of the Pledgor.

     The Pledgor agrees that, so long as any of its obligations under the Forward Contract remain outstanding:

          (a) Title to Collateral. The Pledgor shall, subject to the terms of this Agreement, at all times hereafter have good title to the Collateral pledged hereunder, free of all Liens (other than the Liens created by this Collateral Agreement) and Transfer Restrictions (except for those permitted by Section 3(e) hereof), and, subject to the terms of this Collateral Agreement, will at all times hereafter have good, right and lawful authority to assign, transfer and pledge such Collateral and all such additions thereto and substitutions therefor under this Collateral Agreement.

          (b) Pledge Value Requirement. The Pledgor shall cause the aggregate Pledge Value of the Collateral to be equal to or greater than the Pledge Value Requirement at all times, and shall pledge additional Collateral in the manner described in Section 6(d) as necessary to cause such requirement to be met.

          (c) Pledge upon Adjustment Event. Upon the occurrence of an Adjustment Event, the Pledgor shall immediately cause to be delivered to the Collateral Agent, in the manner provided in Section 6(d): (i) U.S. Government Securities or Cash Equivalents (other than cash) having an aggregate Market Value at least equal to 105% of the Cash Delivery Obligations, if any, or at Pledgor's election, U.S. dollars in an amount equal to at least 100% of the Cash Delivery Obligations, if any; and (ii) Reported Securities in an amount at least equal to the Maximum Deliverable Number thereof (if any), or, at Pledgor's election, U.S. Government Securities or Cash Equivalents having an aggregate Market Value at least equal to 150% of such Maximum Deliverable Number of Reported Securities; in each case to be held as substitute or additional Collateral hereunder.

          (d) Composition of Pledged Items. Notwithstanding Pledgor's right to substitute Collateral pursuant to Section 6(b), the Pledgor shall cause the Collateral to include, on the Exchange Date, unless Pledgor shall have exercised its Cash Delivery Option, a number of shares of Common Stock (and/or, if an Adjustment Event shall have occurred, Reported Securities) at least equal to the number of shares of Common Stock (and/or, if an Adjustment Event shall have occurred, Reported Securities) required to be delivered under the Forward Contract on the Exchange Date. If Holdings shall have extended the Exchange Date pursuant to Section 1.3(f) of the Holdings Forward Contract, the Pledgor shall cause Collateral for Pledgor's obligations to deliver the Extension Amount to consist entirely of Additional Government Securities.

          (e) Further Assurances. The Pledgor shall, at its expense and in such manner and form as the Trust or the Collateral Agent may reasonably require, give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other papers that may be necessary in order to create, preserve, perfect, substantiate or validate any security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights and the rights of the Trust hereunder with respect to such security interest. To the extent permitted by applicable law, the Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing or continuation statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Collateral Agent may reasonably deem necessary or appropriate to further perfect, or maintain the perfection of the security interests granted hereby.

          (f) The Pledgor shall not consolidate with or merge with or into, or transfer all or substantially of its assets to, any other Person unless:

               (i) either (x) the Pledgor shall be the resulting or surviving entity or (y) such other Person is an entity organized and existing under the laws of the United States, a State thereof or the District of Columbia, such other Person expressly assumes by supplemental agreement executed and delivered to the Trust, in form satisfactory to counsel to the Trust, all the obligations of the Pledgor under the Underwriting Agreement, Collateral Agreement, the Reimbursement Agreement, and this Agreement (in which case all such obligations of the Pledgor shall terminate); and

               (ii) the Pledgor shall deliver to the Trust prior to the proposed transaction an Officer's Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger or transfer and such supplemental agreement comply with this Section 5(f) and that all conditions precedent herein provided for relating to such transaction have been complied with.

               Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Pledgor in accordance with this Section 5(f), the successor entity formed by such consolidation or into which the Pledgor is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of the Pledgor under this Agreement with the same effect as if such successor entity had been named as the Pledgor herein, and the predecessor entity, shall be relieved of any further obligation under this Agreement.

     6. Administration of the Collateral and Valuation of the Securities.

     (a) Valuation of Collateral. The Collateral Agent shall determine on each Business Day whether the Pledge Value is at least equal to the Pledge Value Requirement and whether an Insufficiency Determination or Collateral Event of Default shall have occurred and, from and after any substitution of U.S. Government Securities or Cash Equivalents for pledged Common Stock or Reported Securities pursuant to paragraph (b) of this Section 6, shall determine the Pledge Value on each Business Day and shall provide written notice of the Pledge Value to the Pledgor.

     (b) Substitution of Collateral. The Pledgor may substitute Collateral in accordance with the following provisions:

          (1) Unless an Event of Default or a failure by the Pledgor to meet any of its obligations under Section 5(b) or (c) hereof has occurred and is continuing, the Pledgor shall have the right at any time and from time to time to deposit Eligible Collateral with the Collateral Agent in substitution for Pledged Items previously deposited hereunder ("Prior Collateral") and to obtain the release from the Lien hereof of such Prior Collateral.

          (2) If the Pledgor wishes to deposit Eligible Collateral with the Collateral Agent in substitution for Prior Collateral, the Pledgor shall
     (i) give written notice to the Collateral Agent identifying the Prior Collateral to be released from the Lien hereof, and (ii) deliver to the Collateral Agent concurrently with such Eligible Collateral a certificate of the Pledgor substantially in the form of Exhibit A hereto and dated the date of such delivery, (A) identifying the items of Eligible Collateral being substituted for the Prior Collateral and the Prior Collateral that is to be transferred to the Pledgor and (B) certifying that the representations and warranties contained in such Exhibit A hereto are true and correct on and as of the date thereof. The Pledgor hereby covenants and agrees to take all actions required under Section 6(d) and any other actions necessary to create for the benefit of the Collateral Agent a valid, first priority perfected security interest in, and a first lien upon, such Eligible Collateral deposited with the Collateral Agent in substitution for Prior Collateral.

          (3) No such substitution shall be made unless and until the Collateral Agent shall have determined that the aggregate Pledge Value of all of the Collateral at the time of such proposed substitution, after giving effect to the proposed substitution, shall at least equal the Pledge Value Requirement.

     (c) Additional Collateral. The Pledgor may pledge additional Collateral (excluding Additional Government Securities) hereunder at any time and may pledge Additional Government Securities hereunder at any time prior to or simultaneously with Holdings' election to extend the Exchange Date pursuant to
Section 1.3(f) of the Holdings Forward Contract. Concurrently with the delivery of any additional Eligible Collateral, the Pledgor shall deliver in the case of Eligible Collateral consisting of Additional Government Securities, a certificate of the Pledgor substantially in the form of Exhibit B hereto, or in the case of all other Eligible Collateral, a certificate of the Pledgor substantially in the form of Exhibit C hereto and dated the date of such delivery, in each case (A) identifying the additional items of Eligible Collateral being pledged and (B) certifying that with respect to such items of additional Eligible Collateral the representations and warranties contained in such Exhibit B or Exhibit C, as the case may be, hereto are true and correct on and as of the date thereof. The Pledgor hereby covenants and agrees to take all actions required under Section 6(d) and any other actions necessary to create for the benefit of the Collateral Agent a valid, first priority perfected security interest in, and a first lien upon, such additional Eligible Collateral.

     (d) Delivery of Collateral. The Pledgor shall deliver all Collateral to the Collateral Agent in accordance with the following provisions:

          (1) Pledged Common Stock. In the case of Collateral consisting of Common Stock, by delivery of certificates evidencing such Common Stock, indorsed in blank (together with all signature guarantees and any other documents necessary to permit the Collateral Agent to effect the re-registration thereof without further action by the Pledgor) or registered in the name of the Collateral Agent or its nominee or, if such Common Stock is held in book entry form by The Depository Trust Company, by transfer to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company;

          (2) Pledged Government Securities. In the case of Collateral consisting of U.S. Government Securities or Additional Government Securities, by transfer thereof through the Book Entry System of the Federal Reserve System to the account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent; and

          (3) Pledged Cash Equivalents. In the case of Collateral consisting of Cash Equivalents under (i) of the definition of Cash Equivalents, by wire transfer in immediately available funds to the account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent and over which the Collateral Agent has sole control; in the case of Collateral consisting of Cash Equivalents under
     (ii) of the definition of Cash Equivalents, by transfer thereof through the Book Entry System of the Federal Reserve System to the account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent or, if such Cash Equivalents are held in book entry form by The Depository Trust Company, by transfer to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company; in the case of Collateral consisting of Cash Equivalents under
     (iv) of the definition of Cash Equivalents, by transfer of the underlying securities to a security account maintained by the Collateral Agent with a securities intermediary in its name, pursuant to a contract between the Collateral Agent and a third party; and in each other case of Collateral consisting of Cash Equivalents under the definition of Cash Equivalents, by physically delivering certificates evidencing the Cash Equivalents indorsed in blank (together with all documents necessary to permit the Collateral Agent to effect the re-registration thereof without further action by the Pledgor) or registered in the name of the Collateral Agent issued to or otherwise payable to the Collateral Agent or its nominee or, if such Cash Equivalents are held in book entry form by a securities intermediary, by transfer to an account of the Collateral Agent or to an Account (other than an account of the Pledgor) designated by the Collateral Agent with such securities intermediary, or by crediting the Cash Equivalents to a securities account maintained by the Collateral Agent or to an account designated by the Collateral Agent with a securities intermediary in its name.

          (4) Pledged Reported Securities. In the case of Collateral consisting of Reported Securities, by delivery of certificates evidencing such Reported Securities, indorsed in blank (together with all signature guarantees and other documents necessary to permit the Collateral Agent to effect the re-registration thereof without further action by the Pledgor) or registered in the name of the Collateral Agent or its nominee or, if such Reported Securities are not issuable in certificated form but are held in book entry form by The Depository Trust Company, by transfer to an account of the Collateral Agent or to an account (other than an account of the Pledgor) designated by the Collateral Agent with The Depository Trust Company.

     Upon delivery of any Pledged Item under this Collateral Agreement, the Collateral Agent shall examine such Pledged Item and any certificates delivered pursuant to Sections 6(b), 6(c), 6(d)(3) or otherwise pursuant to the terms hereof in connection therewith to determine that they comply as to form with the requirements for Eligible Collateral. Immediately following an Event of Default, the Collateral Agent shall cause all Collateral in the form of certificates indorsed in blank to be re-registered on the books of the applicable transfer agent into the name of the Collateral Agent or its nominee, and shall thereafter maintain all such Collateral in such form until the termination of this Agreement;; provided, however, that at any time following such delivery to the Collateral Agent, the Collateral Agent may cause any such certificates to be deposited with The Depository Trust Company and thereafter hold such certificates in book entry form in an account (other than an account of Pledgor) designated by the Collateral Agent. The Pledgor hereby designates the Collateral Agent as the person in whose name any Collateral held in book entry form in the Federal Reserve System shall be recorded.

     (e) Insufficiency Determination.

          (1) If on any Business Day the Collateral Agent determines that the aggregate Pledge Value of the Collateral is less than the Pledge Value Requirement (any such determination, an "Insufficiency Determination"), the Collateral Agent shall, by telephone call to an Authorized Representative of the Pledgor followed by a written confirmation of such call, promptly notify the Pledgor of such determination and of the amount of the insufficiency.

          (2) If, by 4:00 p.m., New York City time on the Business Day following the day on which telephonic notice shall have been given pursuant to the preceding paragraph (e)(1), the Pledgor shall have failed to deliver, in the manner set forth in paragraphs (c) and (d) of this
     Section 6, sufficient additional Eligible Collateral so that, after giving effect to such delivery (and taking into account that Common Stock and Reported Securities in excess of the Maximum Deliverable Number thereof shall not constitute Eligible Collateral), the aggregate Pledge Value of the Collateral, as of such Business Day, is at least equal to the Pledge Value Requirement, then (x) the Collateral

     Requirement with respect to any U.S. Government Securities or Cash Equivalents pledged hereunder (other than in respect of Cash Delivery Obligations) shall be increased from 150% to 200%, and (y) unless a Collateral Event of Default shall have occurred and be continuing, the Collateral Agent shall:

               (i) commence sales, in the manner described in paragraph (3) below, of such portion of the Collateral consisting of U.S. Government Securities or Cash Equivalents as may be required to be sold in order to generate proceeds sufficient to purchase Common Stock and/or, after an Adjustment Event, Reported Securities, as described in the following clause (ii); and

               (ii) commence purchases, in the manner described in paragraph
          (3) below, of Common Stock and/or, after an Adjustment Event, Reported Securities, in an amount sufficient to cause the aggregate Pledge Value of the Collateral to be at least equal to the Pledge Value Requirement.

          Notwithstanding the foregoing, the Collateral Agent shall discontinue sales and purchases pursuant to the preceding clauses (i) and (ii), respectively, if at any time a Collateral Event of Default shall have occurred and be continuing. The Collateral Agent shall determine the Market Value and the Pledge Value of the Collateral after each purchase of Common Stock or Reported Securities pursuant to the preceding clause (ii) in order to determine whether the Pledge Value Requirement is met and whether a Collateral Event of Default has occurred. Solely for purposes of such calculation, the Market Value of the Common Stock or Reported Securities shall be the most recent sales price as reported in the composite transactions for the principal securities exchange on which the Common Stock or Reported Securities, as the case may be, are then listed or, if such securities are not so listed, the last quoted ask price for such securities in the over-the-counter market as reported by The NASDAQ National Market or, if not so reported, by the National Quotation Bureau or a similar organization.

          A "Collateral Event of Default" shall mean, at any time, the occurrence of any of the following: (A) failure of the aggregate Market Value of the Collateral to equal or exceed the Pledge Value Requirement;
     (B) failure of the Market Value of any U.S. Government Securities and Cash Equivalents pledged at such time (not including any (i) Additional Government Securities or (ii) U.S. Government Securities and Cash Equivalents pledged in respect of Cash Delivery Obligations at such time) to have an aggregate Market Value of at least 105% of the Market Value of a number of shares of Common Stock (or, from and after any Adjustment Event, Reported Securities) equal to (x) the Maximum Deliverable Number thereof minus (y) the number thereof pledged as Collateral hereunder at such time; or (C) from and after any Adjustment Event, failure of the U.S. Government Securities and Cash Equivalents (other than cash) pledged in respect of Cash Delivery Obligations to have an aggregate Market Value at least equal to 105% of the Cash Delivery Obligations at such time or, in the case of cash pledged in respect of Cash Delivery Obligations, failure of such cash to be at least equal to the Cash Delivery Obligations at such time, if, in the case of a failure described in this clause (C), such failure shall continue to be in effect at 4:00 p.m., New York City time, on the

     Business Day following the day on which telephonic notice in respect thereof shall have been given pursuant to paragraph (e)(1) above. For purposes of this Agreement, the portion of any pledged U.S. Government Securities and Cash Equivalents that shall be deemed to be in respect of Cash Delivery Obligations at any time shall be a portion having a Market Value equal to 105% of the Cash Delivery Obligations at such time (or, if less, the aggregate Market Value of all U.S. Government Securities and Cash Equivalents pledged at such time). To the extent that any pledged U.S. Government Securities and Cash Equivalents have a Market Value exceeding 105%, the U.S. Government Securities shall be applied to satisfy the 105% requirement in the first instance.

          (3) Collateral sold and Common Stock or shares of Reported Securities purchased by the Collateral Agent pursuant to the preceding paragraphs
     (e)(2)(i) and (ii) may be sold and purchased on any securities exchange or in any over-the-counter market or in any private purchase transaction, and at such price or prices, in each case as the Collateral Agent may deem satisfactory. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sales and purchases may be made in compliance with law.

     (f) Release of Excess Collateral. If on any Business Day the Collateral Agent determines that the aggregate Pledge Value of the Pledgor's Eligible Collateral exceeds the Pledge Value Requirement and no Event of Default or failure by the Pledgor to meet any of its obligations under Sections 5 or 6 hereof has occurred and is continuing, the Pledgor may obtain the release from the Lien hereof of any Collateral having an aggregate Pledge Value on such Business Day less than or equal to such excess, upon delivery to the Collateral Agent of a written notice from an Authorized Representative of the Pledgor indicating the items of Collateral to be released. Such Collateral shall be released only after the Collateral Agent shall have determined that the aggregate Pledge Value of all of the Collateral remaining after such release as determined on such Business Day is at least equal to the Pledge Value Requirement.

     (g) Delivery of Forward Contract Consideration. On the Exchange Date, unless Pledgor shall have exercised its Cash Delivery Option, the Collateral Agent shall deliver to the Trust Common Stock (or, if an Adjustment Event shall have occurred, Reported Securities) then held by it hereunder representing the number of shares of Common Stock (or, if an Adjustment Event shall have occurred, Reported Securities) then required to be delivered under the Forward Contract. Upon such delivery, the Trust shall hold such Common Stock or Reported Securities, as the case may be, absolutely and free from any claim or right whatsoever.

     (h) Investment of Cash Collateral. The Collateral Agent shall invest any cash received by it pursuant to Section 6.2 of the Forward Contract in direct obligations of the United States of America maturing on or before the Exchange Date.

     7. Income and Voting Rights on Collateral.

     (a) Unless an Event of Default or failure by the Pledgor to meet any of Pledgor's obligations under Section 5(b) or (c) hereof has occurred and is continuing, the

Pledgor shall be entitled to receive for Pledgor's own account all dividends, interest and, if any, principal and premium relating to all of the Collateral, unless the payment thereof to the Pledgor would reduce the aggregate Pledge Value of the Collateral below the Pledge Value Requirement. The Collateral Agent agrees to remit to the Pledgor on the Business Day received or the first Business Day thereafter all such payments received by it. If an Event of Default or failure by the Pledgor to meet any of its obligations under Section 5(b) or (c) hereof has occurred and is continuing, all such payments made or accrued after and during the continuance of such Event of Default or failure shall be retained by the Collateral Agent, and any such payments which are received by the Pledgor shall be received in trust for the benefit of the Trust, shall be segregated from other funds of the Pledgor and shall forthwith be paid over to the Collateral Agent. Any such payments so retained by, or paid over to, the Collateral Agent shall be held by the Collateral Agent as Collateral hereunder. If any such Event of Default or failure is no longer continuing, then the Collateral Agent shall remit any such payments that are so retained by, or paid to it, on the first Business Day after the Collateral Agent shall have received notice from the Trust that such Event of Default or failure is no longer continuing, unless the payment thereof to the Pledgor would reduce the aggregate Pledge Value of the Collateral below the Pledge Value Requirement.

     (b) Unless an Event of Default has occurred and is continuing, the Pledgor shall have the right, from time to time, to vote and to give all approvals, consents, ratifications and waivers with respect to the Collateral (including all shares of Common Stock), and the Collateral Agent shall promptly deliver to the Pledgor such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Collateral which is registered in the name of the Collateral Agent or its nominee and shall further deliver such documents and instruments as shall be specified in a written request by the Pledgor.

     If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to the extent permitted by law, and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give all approvals, consents, ratifications and waivers, and take any other action with respect to any or all of the Collateral with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

     8. Remedies upon Events of Default.

     (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Trust all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, shall: (i) deliver all Collateral consisting of Common Stock or Reported Securities (but not, in either case, in excess of the number of shares thereof deliverable under the Forward Contract at such time) to the Trust on the date of the notice delivered to the Collateral Agent pursuant to the last paragraph of Article VII of the Forward Contract relating to such Event of Default (or, in the case of an Event of Default described in clause (iii), (iv) or (v) of the definition thereof in this Agreement, on the Exchange Date) (in either case, the "Delivery Date"), whereupon the Trust shall hold such Common Stock or Reported Securities absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which Pledgor has or may have under any law now existing or hereafter adopted; and (ii) if such delivery shall be insufficient to satisfy in full all of the obligations of Pledgor under the Forward Contract, sell all of the remaining Collateral, or such lesser portion thereof as may be necessary to generate proceeds sufficient to satisfy in full all of the obligations of Pledgor under the Forward Contract, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Pledgor covenants and agrees to execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which Pledgor has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Article 9 of the UCC shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (b) Power of Attorney. The Collateral Agent is hereby irrevocably appointed the true and lawful attorney of the Pledgor with full power and authority, in the name and stead of the Pledgor, to do all of the following:
(i) upon any delivery or sale of all or any part of any Collateral made either under the power of delivery or sale given hereunder or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Collateral Agreement, to make all necessary deeds, bills of sale and instruments of assignment, transfer or conveyance of the property thus delivered or sold; (ii) if an Event of Default shall have occurred and be continuing, upon the occurrence of an Adjustment Event while any shares of Common Stock are Pledged Items, to take any necessary actions with respect to such shares of

Common Stock to cause the Pledged Items to conform to the requirements of this Agreement following the occurrence of the Adjustment Event, including, without limitation, the tender of shares of Common Stock and the sale of property (other than Reported Securities) received in respect of Common Stock. The grant of the foregoing power of attorney shall not be deemed to be a grant of a power of attorney to vote or grant proxies with respect to any shares of Common Stock, except as provided in Section 7(b). For such purposes the Collateral Agent may execute all necessary documents and instruments. This power of attorney shall be deemed coupled with an interest, and the Pledgor hereby ratifies and confirms all that its attorneys acting under such power, or such attorneys' successors or agents, shall lawfully do so by virtue of this Collateral Agreement. If so requested by the Collateral Agent, by the Trustees or by any purchaser of the Collateral or a portion thereof, the Pledgor shall further ratify and confirm any such delivery or sale by executing and delivering to the Collateral Agent, to the Trustees or to such purchaser or purchasers at the expense of the Pledgor all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be designated in any such request. The Pledgor's obligations and authorizations hereunder shall not be terminated by operation of law or the occurrence of any event whatsoever, including the death or disability of the Pledgor, or the occurrence of any other event.

     (c) Application of Collateral and Proceeds. In the case of an Event of Default, the Collateral Agent may proceed to realize upon the security interest in the Collateral against any one or more of the types of Collateral, at any one time, as the Collateral Agent shall determine in its sole discretion subject to the foregoing provisions of this Section 8. The proceeds of any sale of, or other realization upon, or other receipt from, any of the Collateral remaining after delivery to the Trust pursuant to Section 8(a) shall be applied by the Collateral Agent in the following order of priorities:

     (1) first, to the payment to the Trust of an amount equal to: (A) the aggregate Market Value of a number of shares of Common Stock equal to
          (1) the number of shares of Common Stock required to be delivered under the Forward Contract on the Delivery Date minus (2) the number of shares of Common Stock delivered by the Collateral Agent to the Trust on the Delivery Date as described above; or (B) from and after an Adjustment Event, the sum of (1) the Cash Delivery Obligations on the Delivery Date plus (2) the aggregate Market Value on the Delivery Date of a number of Reported Securities (and, if applicable, shares of Common Stock) equal to (x) the number thereof required to be delivered on the Delivery Date under Section 6.2 of the Forward Contract minus (y) the number thereof delivered by the Collateral Agent to the Trust on the Delivery Date as described above; and/or
          (C) if Holdings shall have exercised the Cash Delivery Option, the amount of cash required to be delivered under Section 1.3(d) of the Holdings Forward Contract minus the amount of cash so delivered; and
          (D) if Holdings shall have extended the Exchange Date pursuant to
          Section 1.3(f) of the Holdings Forward Contract, the amount of cash required to be delivered under said Section 1.3(f) (or, if Holdings shall have accelerated the Exchange Date pursuant to Section 1.3(g) thereof, the amount of cash deliverable pursuant to said Section 1.3(g));

     (2) second, to the payment to the Collateral Agent of the expenses of such sale or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, including brokerage fees in connection with the sale by the Collateral Agent of any Pledged Item; and

     (3) finally, if all of the obligations of the Pledgor hereunder and under the Forward Contract have been fully discharged or sufficient funds have been set aside by the Collateral Agent at the request of the Pledgor for the discharge thereof, any remaining proceeds shall be released to the Pledgor.

     9. The Collateral Agent.

     The Collateral Agent accepts its duties and responsibilities hereunder as agent for the Trust, on and subject to the following terms and conditions:

     (a) Performance of Duties; Force Majeure. The Collateral Agent undertakes to perform such duties and only such duties as are expressly set forth herein and, beyond the exercise of reasonable care in the performance of such duties, no implied covenants or obligations shall be read into this Collateral Agreement against the Collateral Agent. No provision hereof shall be construed to relieve the Collateral Agent from liability for its own grossly negligent action, grossly negligent failure to act or its own willful misconduct, subject to the following:

          (1) The Collateral Agent may consult with counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of an action taken or suffered hereunder in good faith and in accordance with such advice or opinion of counsel.

          (2) The Collateral Agent shall not be liable with respect to any action taken, suffered or omitted by it in good faith (i) reasonably believed by it to be authorized or within the discretion or rights or powers conferred on it by this Collateral Agreement or (ii) in accordance with any direction or request of the Trustees.

          (3) The Collateral Agent shall not be liable for any error of judgment made in good faith by any of its officers, unless the Collateral Agent was grossly negligent in ascertaining the pertinent facts.

          (4) The Collateral Agent shall not be liable for any claims, losses, liabilities, damages or expenses (including attorneys' fees and expenses) due to forces beyond the reasonable control of the Collateral Agent, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; provided that this provision shall not protect the Collateral Agent against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

          (5) In the absence of bad faith on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any note, notice, resolution, consent, certificate, affidavit, letter, telegram, teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons.

          (6) No provision of this Collateral Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (7) The Collateral Agent may perform any duties hereunder either directly or by or through agents or attorneys, and the Collateral Agent shall not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed with due care by it hereunder. In furtherance thereof, any subsidiary owned or controlled by the Collateral Agent, or its successors, as agent for the Collateral Agent, may perform any or all of the duties of the Collateral Agent relating to the valuation of securities and other instruments constituting Collateral hereunder.

          (8) In no event shall the Collateral Agent be personally liable for any taxes or other governmental charges imposed upon or in respect of (i) the collateral or (ii) the income or other distributions thereon.

          (9) Unless and until the Collateral Agent shall have received notice from the Pledgor, or unless and until a Responsible Officer of the Collateral Agent shall have actual knowledge to the contrary, the Collateral Agent shall be entitled to deem and treat all Collateral delivered to it hereunder as Eligible Collateral hereunder, provided that the Collateral Agent has carried out the duties specified in Section 6 with respect to such Collateral at the time of delivery thereof.

     The Collateral Agent shall not be responsible for the correctness of the recitals and statements herein which are made by the Pledgor or for any statement or certificate delivered by the Pledgor pursuant hereto. Except as specifically provided herein, the Collateral Agent shall not be responsible for the validity, sufficiency, collectibility or marketability of any Collateral given to or held by it hereunder or for the validity or sufficiency of the Forward Contract or the Lien on the Collateral purported to be created hereby.

     (b) Knowledge. The Collateral Agent shall not be deemed to have knowledge of any Event of Default (except a Collateral Event of Default), unless and until a Responsible Officer of the Collateral Agent shall have actual knowledge thereof or shall have received written notice thereof.

     (c) Merger. Any corporation or association into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its agency business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall, subject to the prior written consent of the Trust, be and become a successor Collateral Agent hereunder and vested with all of the title to the Collateral and all of the powers, discretions, immunities, privileges and other matters as was its predecessor without, except as provided above, the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (d) Resignation. The Collateral Agent and any successor Collateral Agent may at any time resign by giving 30 days' written notice by registered or certified mail to the Pledgor and notice to the Trust in accordance with the provisions of Section 10(d) hereof. Such resignation shall take effect upon the appointment of a successor Collateral Agent by the Trust.

     (e) Removal. The Collateral Agent may be removed at any time by an instrument or concurrent instruments in writing delivered to the Collateral Agent and to the Pledgor and signed by the Trust.

     (f) Appointment of Successor. (1) If the Collateral Agent hereunder shall resign or be removed, or be dissolved or shall be in the course of dissolution or liquidation or otherwise become incapable of action hereunder, or if it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor may be appointed by the Trust by an instrument or concurrent instruments in writing signed by the Trust or by its attorneys in fact fully authorized, a copy of such instrument or concurrent instruments shall be sent by registered mail to the Pledgor.

     (2) Every such temporary or permanent successor Collateral Agent appointed pursuant to the provisions hereof shall be a trust company or bank in good standing, having a reported capital and surplus of not less than $100,000,000 and capable of holding the Collateral in the State of New York, if there be such an institution willing, qualified and able to accept the duties of the Collateral Agent hereunder upon customary terms.

     (g) Acceptance by Successor. Every temporary or permanent successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Pledgor an instrument in writing accepting such appointment hereunder, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessors. Such predecessor shall, nevertheless, on the written request of its successor or the Pledgor, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. Every predecessor Collateral Agent shall deliver all Collateral held by it as the Collateral Agent hereunder to its successor. Should any instrument in writing from the Pledgor be reasonably required by a successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties and obligations hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, at the request of the temporary or permanent successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Pledgor.

     10. Miscellaneous.

     (a) Benefit of Agreement; Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements herein contained by or on behalf of the Pledgor and the Collateral Agent shall bind, and inure to the benefit of, their respective successors and assigns whether so expressed or not, and shall be enforceable by and inure to the benefit of the Trust and its successors and assigns.

     (b) Separability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Collateral Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     (c) Amendments and Waivers. Any term, covenant, agreement or condition of this Collateral Agreement may be amended or compliance therewith may be waived (either generally or in a particular instance and either retrospectively or prospectively) but only by a writing signed by the Collateral Agent, the Pledgor and the Trust.

     (d) Notices.

          (1) Any notice provided for herein, unless otherwise specified, shall be in writing (including transmittals by telex or telecopier) and shall be given to a party at the address set forth opposite such party's name on the signature pages hereto or at such other address as may be designated by notice duly given in accordance with this Section 10(d) to each other party hereto.

          (2) Each such notice given pursuant to paragraph (1) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid;
     (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted; or (iii) if given by any other means, when delivered at the address specified in this Section 10(d).

     (e) Governing Law. This Collateral Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York; provided that as to Pledged Items located in any jurisdiction other than the State of New York, the Collateral Agent on behalf of the Trust shall have all of the rights to which a secured party is entitled under the laws of such other jurisdiction.

     (f) Counterparts. This Collateral Agreement may be executed, acknowledged and delivered in any number of counterparts and such counterparts taken together shall constitute one and the same instrument.

     (g) Application of Bankruptcy Code. The parties hereto acknowledge and agree that the Collateral Agent is a "financial institution" within the meaning of Section 101(22) of the Bankruptcy Code and is acting as agent and custodian for the Trust in connection with the Forward Contract and that the Trust is a "customer" of the Collateral Agent within the meaning of said Section 101(22).

     (h) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND COVENANT THAT

THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT OR HE HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH SUCH OTHER PARTY HERETO HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY DOCUMENT RELATED THERETO. EACH PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

     11. Termination of Collateral Agreement.

     This Collateral Agreement and the rights hereby granted by the Pledgor in the Collateral shall cease, terminate and be void upon fulfillment of all of the obligations of the Pledgor under the Forward Contract, and the Pledgor shall have no further liability hereunder upon such termination. Any Collateral remaining at the time of such termination shall be fully released and discharged from the Lien hereof and delivered to the Pledgor by the Collateral Agent, all at the expense of the Pledgor.

     12. No Personal Liability of Trustees.

     By executing this Collateral Agreement none of the Trustees assumes any personal liability hereunder.

     IN WITNESS WHEREOF, each of the Pledgor, the Collateral Agent and the Trust has caused this Collateral Agreement to be duly executed on its behalf as of the date hereof.


                                               PLEDGOR:

                                               AT&T BROADBAND CSC II, INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               Address for Notices:




                                               COPY TO

                                               Davis Polk and Wardwell
                                               450 Lexington Avenue
                                               New York, New York 10017
                                               Fax. No. (212) 450-6862
                                               Attention: John Brandow

                                               THE TRUST:

                                               EQUITY SECURITIES TRUST I


                                               By:
                                                  ------------------------------
                                                  Donald J. Puglisi,
                                                  as Managing Trustee


                                               Address for Notices:
                                               c/o Puglisi & Associates
                                               850 Library Avenue - Suite 204
                                               Newark, DE 19711

                                               Attention:  Donald J. Puglisi



                                               COLLATERAL AGENT:

                                               THE BANK OF NEW YORK
                                               as Collateral Agent


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               5 Penn Plaza, 13th floor
                                               New York, NY 10001

                                               Attention:  Betty Cocozza

                                   Exhibit A
                                       to
                              Collateral Agreement

                     CERTIFICATE FOR SUBSTITUTED COLLATERAL

The undersigned, _____________ (the "Pledgor"), hereby certifies, pursuant to
Section 6(b) of the Collateral Agreement dated as of October 23, 2001 among the Pledgor, The Bank of New York, as Collateral Agent, and Equity Securities Trust I (the "Collateral Agreement"; terms defined in the Collateral Agreement being used herein as defined therein), that:

     1. The Pledgor is delivering the following securities to the Collateral Agent to be held by the Collateral Agent as substituted Collateral (the "Substituted Collateral"):

     2. The Pledgor requests that the Collateral Agent transfer to the Pledgor the following Prior Collateral, pursuant to Section 6(b) of the Collateral
Agreement:

     3. The Pledgor hereby represents and warrants to the Collateral Agent and the Trust that:

          (a) Consents to Transfer. No Transfer Restrictions exist with respect to or otherwise apply to the assignment of, or transfer by the Pledgor of possession of, any items of Substituted Collateral to the Collateral Agent under the Collateral Agreement, or the subsequent sale or transfer of such items of Substituted Collateral by the Collateral Agent pursuant to the terms of the Collateral Agreement.

          (b) Title to Collateral; Perfected Security Interest. The Pledgor has good and marketable title to the Substituted Collateral, free of all Liens (other than the Lien created by the Collateral Agreement) and Transfer Restrictions. Upon delivery of the Collateral to the Collateral Agent, the Collateral Agent will obtain a valid, first priority perfected security interest in, and a first lien upon, such Substituted Collateral subject to no other Lien. None of such Substituted Collateral is or shall be pledged by the Pledgor as collateral for any other purpose.

     This Certificate may be relied upon by the Trust as fully and to the same extent as if this Certificate had been specifically addressed to the Trust.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ______, 200_.


                                               ---------------------------------
                                               Name:
                                               Title:

                                   Exhibit B

                                       to

                              Collateral Agreement

                CERTIFICATE FOR ADDITIONAL GOVERNMENT SECURITIES

     The undersigned, __________________ (the "Pledgor"), hereby certifies, pursuant to Section 6(c) of the Collateral Agreement, dated as of October 23, 2001, among the Pledgor, The Bank of New York, as Collateral Agent, and Equity Securities Trust I (the "Collateral Agreement"; terms defined in the Collateral Agreement being used herein as defined therein), that:

     1. The Pledgor is delivering the following securities to the Collateral Agent to be held by the Collateral Agent as Collateral deliverable in connection with Holdings' election to extend the Exchange Date in accordance with Section 1.3(f) of the Holdings Forward Contract (the "Additional Government Securities"):

     2. The Pledgor hereby represents and warrants to the Collateral Agent that:

          (a) Consents to Transfer. No Transfer Restrictions exist with respect to or otherwise apply to the assignment of, or transfer by the Pledgor of possession of, any items of Additional Government Securities to the Collateral Agent under the Collateral Agreement, or the subsequent sale or transfer of such items of Additional Government Securities by the Collateral Agent pursuant to the terms of the Collateral Agreement.

          (b) Title to Collateral; Perfected Security Interest. The Pledgor has good and marketable title to the Additional Government Securities, free of all Liens (other than the Lien created by the Collateral Agreement) and Transfer Restrictions. Upon delivery of the Collateral to the Collateral Agent, the Collateral Agent will obtain a valid, first priority perfected security interest in, and a first lien upon, such Additional Government Securities subject to no other Lien. None of such Additional Government Securities is or shall be pledged by the Pledgor as collateral for any other purpose.

     This Certificate may be relied upon by the Trust as fully and to the same extent as if this Certificate had been specifically addressed to the Trust.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of _____, 200_.


                                               ---------------------------------
                                               Name:
                                               Title:

                                   Exhibit C

                                       to

                              Collateral Agreement

                     CERTIFICATE FOR ADDITIONAL COLLATERAL

     The undersigned, __________________ (the "Pledgor"), hereby certifies, pursuant to Section 6(c) of the Collateral Agreement, dated as of October 23, 2001, among the Pledgor, The Bank of New York, as Collateral Agent, and Equity Securities Trust I (the "Collateral Agreement"; terms defined in the Collateral Agreement being used herein as defined therein), that:

     1. The Pledgor is delivering the following securities to the Collateral Agent to be held by the Collateral Agent as additional Collateral (the "Additional Collateral"):

     2. The Pledgor hereby represents and warrants to the Collateral Agent that:

          (a) Consents to Transfer. No Transfer Restrictions exist with respect to or otherwise apply to the assignment of, or transfer by the Pledgor of possession of, any items of Additional Collateral to the Collateral Agent under the Collateral Agreement, or the subsequent sale or transfer of such items of Additional Collateral by the Collateral Agent pursuant to the terms of the Collateral Agreement.

          (b) Title to Collateral; Perfected Security Interest. The Pledgor has good and marketable title to the Additional Collateral, free of all Liens (other than the Lien created by the Collateral Agreement) and Transfer Restrictions. Upon delivery of the Collateral to the Collateral Agent, the Collateral Agent will obtain a valid, first priority perfected security interest in, and a first lien upon, such additional Collateral subject to no other Lien. None of such Additional Collateral is or shall be pledged by the Pledgor as collateral for any other purpose.

     This Certificate may be relied upon by the Trust as fully and to the same extent as if this Certificate had been specifically addressed to the Trust.







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


     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of _____, 200_.


                                               ---------------------------------
                                               Name:
                                               Title:
















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